 As filed with the Securities and Exchange Commission on September 29, 1998.


                                          Registration Nos.:         333-26223
                                                                      811-8199

------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                       Pre-Effective Amendment No. ___ [ ]
                      Post-Effective Amendment No. _2_ [X]



                                     and/or


                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 4 [X]



                          MONUMENT SERIES FUND, INC.
              (Exact Name of Registrant As Specified in Charter)

               8377 Cherry Lane, Laurel, Maryland 20707 - 4831
                   (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 301-604-1626

                               DAVID A. KUGLER
                                  President
                        The Monument Funds Group, Inc.
                               8377 Cherry Lane
                        Laurel, Maryland 20707 - 4831
                   (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective. It is proposed that this filing will become effective: (check appropriate box)



               on            pursuant to paragraph (a)(1) of Rule 485
  ----------      ----------
      X        60 days after filing pursuant to paragraph (a)(1) of Rule 485
  ----------
               75 days after filing pursuant to paragraph (a)(2) of Rule 485
  ----------
               on          days after filing pursuant to paragraph (a)(2) of Rule 485
  ----------     ----------
               immediately upon filing pursuant to paragraph (b) of Rule 485
  ----------
               on          pursuant to paragraph (b) of Rule 485
  ----------      --------

                      Cross-reference Sheet Required by
                   Rule 495 under the Securities Act of 1933


PART A
------
Form N-1A Item No.                        Caption in Prospectus
------------------                        ---------------------

1.      Cover Page                        Cover Page

2.      Synopsis                          Table of Fees and Expenses; Summary

3.      Condensed Financial Information   Performance

4.      General Description of Registrant General Information; The Funds;
                                          Special Risk Considerations

5.      Management of the Fund            Management; General Information

5A.     Management's Discussion of Fund   Not Applicable
        Performance

6.      Capital Stock and Other           General Information; Dividends and
        Securities                        Distributions; Tax Considerations;
                                          Buying, Redeeming and Exchanging
                                          Shares; Cover Page

7.      Purchase of Securities Being      Buying, Redeeming, and Exchanging
        Offered                           Shares; Services to Help You Manage
                                          Your Account

8.      Redemption or Repurchase          Buying, Redeeming, and Exchanging
                                          Shares

9.      Pending Legal Proceedings         Not Applicable





Part B
------                                                 Caption in
Form N-1A Item No.                         Statement of Additional Information
------------------                         -----------------------------------

10.     Cover Page                        Cover Page

11.     Table of Contents                 Table of Contents

12.     General Information and History   Not applicable

13.     Investment Objectives and         Investment Policies; Potential
        Policies                          Risks; Investment Restrictions


Part B
------                                                 Caption in
Form N-1A Item No.                         Statement of Additional Information
------------------                         -----------------------------------

14.     Management of the Fund            Directors and Officers

15.     Control Persons and Principal     Principal Holders of Securities
        Holders of Securities

16.     Investment Advisory and Other     Directors and Officers; Investment
        Services                          Advisory and Other Services; The
                                          Company's Principal Underwriter

17.     Brokerage Allocation and Other    Portfolio Transactions and Brokerage
        Practices

18.     Capital Stock and Other           Further Description of the
        Securities                        Company's Shares

19.     Purchase, Redemption and Pricing  Buying, Redeeming, and Exchanging
        of Securities Being Offered       Shares; Valuation of Fund Shares

20.     Tax Status                        Additional Information on
                                          Distributions and Taxes

21.     Underwriters                      The Company's Principal Underwriter

22.     Calculation of Performance Data   Performance Information

23.     Financial Statements              Financial Statements



Part C
------

     Information required to be set forth in Part C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.

A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                          [MONUMENT FUNDS GROUP LOGO]
                           MONUMENT SERIES FUND, INC.
                    MONUMENT WASHINGTON REGIONAL GROWTH FUND
              MONUMENT WASHINGTON REGIONAL AGGRESSIVE GROWTH FUND

                             MONUMENT INTERNET FUND



                        PROSPECTUS DATED OCTOBER 5, 1998



     This Prospectus describes the Monument Washington Regional Growth Fund, the Monument Washington Regional Aggressive Growth Fund and the Monument Internet Fund (each, a "Fund"; collectively, the "Funds"). Each Fund represents a separate series of shares of common stock of the Monument Series Fund, Inc. (the "Company"), a newly organized mutual fund.


     MONUMENT WASHINGTON REGIONAL GROWTH FUND ("GROWTH FUND") seeks to maximize long-term appreciation of capital, by investing primarily in a non-diversified portfolio of equity securities of Washington regional area companies with market capitalizations of $2 billion or more at the time of purchase.

     MONUMENT WASHINGTON REGIONAL AGGRESSIVE GROWTH FUND ("AGGRESSIVE GROWTH FUND") seeks to maximize long-term appreciation of capital, by investing primarily in a non-diversified portfolio of equity securities of Washington regional area companies with market capitalizations of less than $2 billion at the time of purchase.


     As used herein, the phrase "Washington regional area companies" includes companies that are organized or headquartered in, have a major place of business in, and/or derive 50% of their revenues or operating earnings from, Washington, D.C., Maryland or Virginia.



     MONUMENT INTERNET FUND ("INTERNET FUND") seeks to maximize long term appreciation of capital, by investing primarily in a non-diversified portfolio of equity securities of "Internet companies."


     As used herein, a company is considered an "Internet company" if at least 50% of its assets, gross income or net profits are committed to, or derived from, the research, design, development, manufacturing, or distribution of products, processes or services for use with Internet or Intranet related businesses.


     This Prospectus sets forth concisely the information about the Company that you should know before investing. Please read it and retain it for future reference. For more information about the Funds, you may wish to refer to the Company's Statement of Additional Information ("SAI"), dated October 5, 1998, which is on file with the Securities and Exchange Commission ("SEC") and incorporated herein by reference. You can obtain a free copy of the SAI upon request by writing to "Monument Series Fund," c/o Fund Services, Inc., at 1500 Forest Avenue, Suite 111, Richmond, VA 23229, or by calling 1-888-420-9950. You may also direct inquiries regarding the Funds to the same address or telephone number.


     The SEC maintains a web cite (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

     NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE COMPANY'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUNDS' SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE IS NO GUARANTEE THAT THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                               TABLE OF CONTENTS

                        DESCRIPTION                           PAGE
                        -----------                           ----
Table of Fees and Expenses..................................    3
Summary.....................................................    4
Performance.................................................    4
The Funds...................................................    5
  Investment Objectives and Programs........................    5
  Investment Policies and Restrictions......................    7
Special Risk Considerations.................................   10
Management..................................................   12
Tax Considerations..........................................   14
Dividends and Distributions.................................   14
Buying, Redeeming, and Exchanging Shares....................   15
  Buying Fund Shares........................................   15
  Redeeming Fund Shares.....................................   16
  Exchanging Fund Shares....................................   17
  Rule 12b-1 Plan...........................................   17
  Proper Form...............................................   18
Services to Help You Manage Your Account....................   19
General Information.........................................   19

                           TABLE OF FEES AND EXPENSES

     The following table is designed to help you understand the various fees and expenses that you may bear, both directly and indirectly, by investing in the Funds.


                                                                            AGGRESSIVE
                                                                              GROWTH     INTERNET
              SHAREHOLDER TRANSACTION EXPENSES                GROWTH FUND      FUND        FUND
              --------------------------------                -----------   ----------   --------
Maximum Sales Charge (as a percentage of offering
 price)(1)..................................................     4.75%(1)     4.75%(1)    4.75%(1)
Maximum Sales Charge Imposed on Reinvested Income
  Dividends and Distributions...............................      None         None        None
Redemption Fees.............................................      None         None        None
Exchange Fee................................................      None         None        None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Advisory Fee................................................     1.00%        1.00%       1.00%
12b-1 Fees(2)...............................................      None(2)      None(2)     .50%
Other Expenses(3)...........................................     0.40%(3)     0.40%(3)    0.40%(3)
                                                                 -----        -----       -----
Total Fund Operating Expenses(3)............................     1.40%(3)     1.40%(3)    1.90%(3)


------------------------
(1) Reduced rates apply to purchase payments over $50,000. See "Buying Fund Shares-Public Offering Price" and "Buying Fund Shares-Rights of Accumulation."

(2) Each Fund has approved a Plan of Distribution Pursuant to Rule 12b-1 providing for the payment of a maximum distribution fee, equal to 0.50% of its average daily net assets, to Monument Distributors, Inc., the principal underwriter for each Fund. See "Rule 12b-1 Plan." With respect to the Growth Fund and the Aggressive Growth Fund, Distributors has agreed to waive the distribution fee for through December 31, 1998. Long-term investors may pay more than the economic equivalent of the maximum front end sales charges permitted by the National Association of Securities Dealers.

(3) Other expenses for each Fund are based on estimated amounts for the current fiscal year.


     In the interest of limiting the expenses of the Funds, the Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total operating expenses to 1.90% for each Fund subject to possible reimbursement by the Funds if such reimbursement can be achieved without causing the annual expense ratio of a Fund to exceed the amount of the relevant expense limitation. This arrangement, which may be terminated at any time without notice, can decrease the Fund's expenses and boost its performance.


     EXAMPLES. You would pay the following expenses on a $1,000 investment in shares of a Fund, assuming (a) a 5% annual return and (b) redemption at the end of each time period:


                                                         1 YEAR         3 YEARS
                                                         ------         -------
Growth Fund.....................................          $62             $90
Aggressive Growth Fund..........................          $62             $90
Internet Fund...................................          $62             $90



     The above examples assume payment of the maximum initial sales charge of 4.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.


     THE ABOVE EXAMPLES ARE NOT REPRESENTATIVE OF A PARTICULAR FUND'S ACTUAL OR FUTURE EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. THE EXAMPLES ASSUME REINVESTMENT OF ALL INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AND A CONSTANT LEVEL OF TOTAL FUND OPERATING EXPENSES FOR EACH YEAR.

                                    SUMMARY

     THE COMPANY. The Company is registered with the SEC as an open-end management investment company. The Company currently offers shares of four Funds, each with distinct investment objectives and investment strategies. See "The Funds."


     THE ADVISOR. Monument Advisors, Ltd. ("Monument Advisors" or "Advisors") serves as each Fund's investment advisor and provides overall management of the Company's business affairs. See "Management."


     THE DISTRIBUTOR. Monument Distributors, Inc. ("Monument Distributors" or "Distributors") an affiliate of Monument Advisors, serves as each Fund's principal underwriter. See "Buying, Redeeming, and Exchanging Shares."


     SHARE TRANSACTIONS. You can purchase and redeem Fund shares, or exchange shares of one Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Company or by contacting Fund Services, Inc., the Company's transfer and dividend disbursing agent, at the address set out on the cover page of this Prospectus or by telephoning 1-888-420-9950. A sales charge may apply to your purchase. See "Buying, Redeeming, and Exchanging Shares."


     Initial investments in a Fund must be at least $2500 and additional investments must be at least $250. Lower minimums apply to initial investments made through tax-qualified retirement plans, and subsequent investments made through accounts established with an Automatic Investment Plan. See "Buying Fund Shares-Minimum Investments."


     SUITABILITY FOR INVESTORS. Before investing in a Fund, you should consider whether the Fund suits your financial objectives. You may wish to consider such factors as the amount of your purchases, the length of time you expect to hold Fund shares, and the risk that the value of any mutual fund may decline. You may also want to consider the risks of investing in a non-diversified mutual fund that is geographically focused (Growth Fund and Aggressive Growth Fund), or single industry focused (Internet Fund), with a newly organized investment adviser, and whether you desire dividend income. You should not rely on the Funds for short-term financial needs or for short-term investment in the stock market. The Funds are intended to be part of a well-balanced, comprehensive investment program. See "Special Risk Considerations."



     DISTRIBUTIONS. The Growth Fund, Aggressive Growth Fund and Internet Fund currently intend to declare and pay dividends from net investment income, if any, on an annual basis. Each Fund currently intends to make distributions of realized capital gains, if any, on an annual basis. You may reinvest income dividends and capital gain distributions that you receive in additional Fund shares at current net asset value (i.e., without payment of a sales charge). See "Dividends and Distributions" and "Tax Considerations."


                                  PERFORMANCE

     Each Fund may, from time to time, include quotations of its total return in advertisements, sales literature, and shareholder reports. The TOTAL RETURN of a Fund refers to the percentage change in value of a hypothetical investment in the Fund, including the deduction of a proportional share of Fund expenses, and assuming the reinvestment of all income dividends and capital gain distributions during the periods shown.

     CUMULATIVE TOTAL RETURN reflects the total change in value of an investment in a Fund over a specified period, including, for example, periods of one, five, and ten years, or the period since the Fund's inception through a stated ending date.

     AVERAGE ANNUAL TOTAL RETURN is the constant rate of return that would produce the cumulative total return over a specified period, if compounded annually. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN A FUND'S RETURN, YOU SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. Average annual total return figures are calculated according to a formula prescribed by the SEC.

     To illustrate the components of overall performance, a Fund may separate its cumulative and average annual total return information into income results and capital gain or loss. To illustrate the effect of various sales charge assumptions, a Fund may present its performance information without including the effect of one or more sales charges, which tends to elevate a Fund's total return figures as presented. Additionally, Monument Advisors may, from time to time, assume and reimburse certain expenses of a Fund, thereby increasing that Fund's total return.

     Each Fund may compare its performance in advertisements, sales literature, and shareholder reports to widely recognized indices and to other mutual funds. See "Performance Information" in the SAI for more details.

     The performance of each Fund will vary from time to time, depending on variables such as economic and market conditions, and, to a lesser degree, Fund operating expenses. Accordingly, past results are not necessarily indicative of future results. Your investment in a Fund is not insured or guaranteed. You should consider these factors before making an investment in a Fund.

MONUMENT SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF STOCK OUTSTANDING
FOR THE PERIOD JANUARY 6, 1998*
THROUGH MAY 31, 1998 (UNAUDITED)

     This information is part of the Company's financial statements which are included in the SAI. It should be read in conjunction with the financial statements and notes thereto. This information does not apply to the Internet Fund which commenced operations on October 1, 1998.

                                      MONUMENT     MONUMENT
                                     WASHINGTON    REGIONAL
                                      REGIONAL    AGGRESSIVE
                                       GROWTH       GROWTH
                                        FUND         FUND
                                     ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period...........................   $ 10.00      $ 10.00
                                      -------      -------
  Net investment income (1)........      0.01         0.00
  Net realized and unrealized gain
    on investments.................      0.74         1.33
                                      -------      -------
Net increase from investment
  operations.......................      0.75         1.33
                                      -------      -------
Net asset value, end of period.....   $ 10.75      $ 11.33
                                      =======      =======
TOTAL INVESTMENT RETURN (2)........      7.50%       13.30%
                                      =======      =======

                                      MONUMENT     MONUMENT
                                     WASHINGTON    REGIONAL
                                      REGIONAL    AGGRESSIVE
                                       GROWTH       GROWTH
                                        FUND         FUND
                                     ----------   ----------
RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net
  assets (3).......................      0.00%        0.00%
Ratio of expenses before fees and
  expenses waived and reimbursed by
  the Advisor and Distributor to
  average net assets (3)...........    204.97%      194.92%
Ratio of net investment income to
  average net assets (3)...........      0.47         0.11
Portfolio turnover.................        21%          20%
Net assets, end of period (in
  thousands).......................       $234        $166

---------------
 * Commencement of investment operations.

(1) Net investment income is after reimbursement and waiver of fees by Advisors and Distributor (See Note 3 to the financial statements). Had Advisors and Distributor not undertaken to reimburse and waiver expenses, net investment income per share would have been $(4.13) and $(6.13) for the Growth Fund and the Aggressive Growth Fund, respectively, for the period ended May 31, 1998.


(2) Total return figures are not annualized and exclude sales charges. Total return figures would have been lower if expenses and fees had not been waived and reimbursed by Advisors and Distributor.

(3) Annualized.

                                   THE FUNDS

     This section describes the investment objectives, and investment policies and restrictions, of each Fund. Each Fund's investment objective is a fundamental policy, which means that it can not be changed without the approval of a majority of that Fund's outstanding shares (within the meaning of the Investment Company Act of 1940 ("1940 Act")). Each Fund's investment policies and restrictions are not fundamental, which means that, unless otherwise required by law, they can be changed by the Company's Board of Directors ("Board of Directors" or "Directors") without shareholder approval. As with any mutual fund, there can be no assurance that a Fund will meet its investment objective.

INVESTMENT OBJECTIVES AND PROGRAMS

     MONUMENT WASHINGTON REGIONAL GROWTH FUND. The Fund's investment objective is to maximize long-term appreciation of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, primarily (i.e., at least 65% of its total assets) in equity securities of Washington regional area companies with market capitalizations of $2 billion or more at the time of purchase. Equity securities include common stocks, preferred stocks, warrants, and securities convertible into or exchangeable for common stocks ("convertible securities").

     When selecting investments for the Fund, Advisors will seek to identify Washington regional area companies that it believes possess characteristics that will lead to long-term appreciation of capital. These characteristics may include, without limitation, the following: a history of consistent earnings growth, leading or dominant market position in a growing industry, products or services that are in high or growing demand, and experienced and successful management. Although the stocks in which the Fund may invest may sometimes pay dividends, Advisors does not expect dividend income to be a primary criterion for selection.

     Although the Fund's emphasis will be on well-established companies, the Fund also may invest in smaller companies of the type in which the Aggressive Growth Fund may invest, although it will not invest in an issuer that has less than three years continuous operation, including the operations of any predecessor companies, if it would cause more than 5% of the Fund's total assets to be invested in such issues. The securities of these smaller companies generally will be listed on national securities exchanges or traded in the over-the-counter securities market ("OTC market").

     For temporary defensive purposes, Advisors may invest up to 100% of the Fund's assets in high quality, short-term debt instruments, repurchase agreements, cash and cash equivalents. In addition, the Fund may, from time to time, invest a portion of its assets in cash or debt securities when Advisors deems such positions advisable in light of economic or market conditions. See "Investment Policies and Restrictions" for further information on the types of investments that the Fund may make.

     WASHINGTON REGIONAL AGGRESSIVE GROWTH FUND. The Fund's investment objective is to maximize long-term appreciation of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, primarily (i.e., at least 65% of its total assets) in equity securities of Washington regional area companies with market capitalizations of less than $2 billion at the time of purchase.

     When selecting investments for the Fund, Advisors will seek to identify Washington regional area companies that it believes are likely to benefit from new or innovative products, services or processes that are likely to enhance the companies' prospects for future growth in earnings. Companies with these characteristics are likely to be relatively unseasoned companies in new and emerging industries. These companies generally will have no established history of paying dividends, and dividend income, if any, is likely to be incidental.

     Although the Aggressive Growth Fund's emphasis will be on companies with smaller market capitalizations than the companies in which Growth Fund will primarily invest, the Fund intends to seek out growth companies suitable for the Fund without regard to market capitalization. Accordingly, the Fund may invest in well-established companies as well. The securities of these smaller companies may be listed on national securities exchanges or traded in the OTC market.

     For temporary defensive purposes, Advisors may invest up to 100% of the Fund's assets in high quality, short-term debt instruments, repurchase agreements, cash and cash equivalents. In addition, the Fund may, from time to time, invest a portion of its assets in cash or debt securities when Advisors deems such positions advisable in light of economic or market conditions. See "Investment Policies and Restrictions" for further information on the types of investments that the Fund may make.

     Because of its more aggressive investment program, you can expect this Fund to be significantly more volatile than the Growth Fund.


     MONUMENT INTERNET FUND. The Fund's investment objective is to maximize long-term appreciation of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, primarily (i.e., at least 65% of its total assets) in equity securities of companies principally engaged in Internet or Internet related businesses. A company is considered principally engaged in an Internet or Internet related business if at least 50% of its assets, gross income or net profits are committed to, or derived from, the research, design, development, manufacturing, or distribution of products, processes or services for use with Internet or Intranet related businesses.

     The Internet is a global matrix of computers and computer networks interconnected through a high speed communication infrastructure to communicate with each other and permit users to share information and transfer data quickly and easily. Currently, the most popular application in the Internet is the World Wide Web, "WWW", which is a graphic-user-interface which allows communication and information sharing on the Internet. Other applications currently include e-mail, intranet, extranet and electronic commerce. Some particularly active areas include infrastructure deployment, internet access, content provision, data security and electronic commerce. An Intranet is the application of Internet tools and concepts to a company's internal network.

     When selecting investments for the Fund, Advisors will seek to identify Internet companies that it believes are likely to benefit from new or innovative products, services or processes that are likely to enhance the companies' prospects for future growth in earnings. Companies with these characteristics are likely to be relatively unseasoned companies. These companies generally will have no established history of paying dividends, and dividend income, if any, is likely to be incidental.

     For temporary defensive purposes, Advisors may invest up to 100% of the Fund's assets in high quality, short-term debt instruments, repurchase agreements, cash and cash equivalents. In addition, the Fund may, from time to time, invest a portion of its assets in cash or debt securities when Advisors deems such positions advisable in light of economic or market conditions. See "Investment Policies and Restrictions" for further information on the types of investments that the Fund may make.

INVESTMENT POLICIES AND RESTRICTIONS

     In pursuit of its investment objective, each Fund may invest in a variety of securities and employ a variety of investment practices that comprise the Fund's investment policies. The section below describes some of the types of securities and investment practices that Monument Advisors may use in its day-to-day management of each Fund's assets. The section below also describes certain restrictions applicable to each Fund's investments. See "Investment Policies" and "Investment Restrictions" in the SAI for more information.

     U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities, including, among other securities, U.S. Treasury obligations such as Treasury Bills (maturities of one year or less) or Treasury Notes (maturities of less than three years). The market value of U.S. Government securities will fluctuate with changes in interest rate levels. Thus, if interest rates increase from the time the security was purchased, the market value of the security will decrease. Conversely, if interest rates decrease, the market value of the security will increase.

     OPTIONS. Each Fund may write (sell) covered call options, including those that trade in the OTC market, to increase its return (through the receipt of premiums) or to provide a partial hedge against declines in the market value of its portfolio securities. No Fund will engage in such transactions for speculative purposes. A call option gives the purchaser the right, and obligates the writer to sell, in return for a premium paid, a particular security at a predetermined or "exercise" price during the period of the option. A call option is "covered" if the writer owns the underlying security that is the subject of the call option. Each Fund may write covered call options on securities comprising no more than 25% of the value of each Fund's net assets at the time of any writing. The writing of call options is subject to risks, including the risk that the Fund will not be able to participate in any appreciation in the value of the securities above the exercise price. See "Investment Policies" in the SAI for more information.


     Each Fund may also purchase and write (sell) listed call options provided that the value of the call options outstanding at any time will not exceed 5% of the Fund's net assets.


     Each Fund may buy put options on common stock that it owns or may acquire through the conversion or exchange of other securities to protect against a decline in the market value of the underlying security or to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The Fund may pay for a put either separately or by paying a higher price for securities which are purchased subject to a put, thus increasing the cost of the securities and reducing the yield otherwise available from the same securities.

     Each Fund may buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

     Transactions in options are generally considered "derivative securities." The Fund's investment in options will be for portfolio hedging purposes in an effort to stabilize principal fluctuations in seeking to achieve the Fund's investment objective and not for speculation.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities for which there is no ready market, which inhibits the ability to sell them and obtain their full market value, or which are legally restricted as to their resale by the Fund.


     SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if Monument Advisors deems it advisable.



     FOREIGN INVESTMENTS. Each Fund may invest in securities of foreign issuers or securities which are principally traded in foreign markets ("foreign securities"). When foreign investments are made, Advisors will attempt to take advantage of differences between economic trends and the performance of securities markets in various countries to maximize investment performance. In most instances, foreign investments will be made in companies principally based in developed countries.


     Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets or through American Depository Receipts ("ADRs") covering such securities.

     To attempt to reduce exposure to currency fluctuations, each Fund may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities.

     CONVERTIBLE SECURITIES. Each Fund may invest in bonds, notes, debentures, preferred stocks and other securities that are convertible or that carry the right to buy a certain amount of common stock of the same or a different issuer within a specified period of time. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying stock. As with a non-convertible fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security generally is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     Each Fund may also invest in enhanced convertible securities. These include but are not limited to: Preferred Equity Redemption Cumulative Stocks ("PERCS"), ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS each: is issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted: seek to provide the investor with high current income with some prospect of future capital appreciation; is typically issued with three to four-year maturities; typically have some built-in call protection for the first two to three years; provide investors the right to convert them into shares of common stock at a present conversion ratio or hold them until maturity; and upon maturity will automatically convert to either cash or a specified number of shares of common stock. PERCS may have a capital appreciation limit, and are generally not convertible into cash.

     There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which the Funds may invest, consistent with each Fund's investment objective and policies.

     An investment in an enhanced convertible security may involve additional risks to the Funds. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.


     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral may consist of cash, securities issued by the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Funds may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, as utilized by the Funds, the Funds continue to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.


     STOCK INDEX FUTURES CONTRACTS. Each Fund may enter into stock index futures contracts. No Fund has a current intention of entering into a futures contract if it would result in the obligations underlying all such instruments exceeding 5% of net assets.

     REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. No Fund has a current intention of entering into a repurchase agreement if it would result in the obligations underlying all such instruments exceeding 5% of net assets.

     WARRANTS. Each Fund may invest in warrants. No Fund has a current intention of investing in excess of 5% of its net assets, valued at the lower of cost or market, in warrants.

     BORROWING. Each Fund may borrow money to meet redemption requests and for other temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets, including the amount borrowed (less liabilities other than borrowings). While borrowings exceed 5% of a Fund's total assets, the Fund will not make any additional investments.

     OTHER INVESTMENT POLICIES AND RESTRICTIONS. The Funds have adopted a number of additional investment restrictions that limit their activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Funds' investment policies, see "Investment Policies" and "Investment Restrictions" in the SAI.


     PORTFOLIO TURNOVER. There are no limitations on the length of time that a Fund must hold a portfolio security. A Fund may sell a portfolio security, and will reinvest the proceeds, whenever Advisors deems such action prudent from the viewpoint of a Fund's investment objective. A Fund's annual portfolio turnover rate may vary significantly from year to year. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of a Fund's distributions constituting taxable capital gains may increase. Monument Advisors does not expect the annual portfolio turnover rates for a Fund to exceed 120%.


                          SPECIAL RISK CONSIDERATIONS

     When you own shares of a Fund, you not only have the ability to participate in potential increases in share value, you also bear the risk that the value of the Fund's shares may decline. This section discusses some of the special risks associated with an investment in the Funds.

     WASHINGTON REGIONAL AREA COMPANIES. Because the Growth Fund and the Aggressive Growth Fund intend to invest primarily in Washington regional area companies, changes in the economic, political, regulatory, and business environment in the Washington regional area are likely to have a greater impact on these Funds than on mutual funds whose investments are not likewise geographically focused.


     SMALL COMPANIES. The Aggressive Growth Fund, Internet Fund, and, to a lesser extent, the Growth Fund, may invest in companies with small market capitalizations (i.e., less than $500 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies"). Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, and they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Securities of small companies present greater risks than securities of larger, more established companies.


     Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the value of the Aggressive Growth Fund and the Internet Fund's shares to be more volatile than the shares of a mutual fund, such as the Growth Fund, that invests primarily in larger company stocks.

     INTERNET COMPANIES. The Internet Fund will invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The Fund may involve significantly greater risks and therefore may experience greater vola-tility than a mutual fund that does not concentrate its investments in one industry


     TECHNOLOGY AND RESEARCH COMPANIES AND CURRENCY RISK. Consistent with its investment objective, each of the Funds expects to invest a portion of its assets in securities of companies involved in biological technologies, computing technologies, or communication technologies (collectively, "technology sectors"), and companies related to these industries. Typically, these companies' products or services compete on a global, rather than a predominately domestic or regional basis. The technology sectors historically have been volatile and securities of companies in these sectors may be subject to abrupt or erratic price movements. Advisors will seek to reduce such risks through extensive research, and emphasis on more globally-competitive companies. In addition, because these companies compete globally, the securities of these companies may be subject to fluctuations in value due to the effect of changes in the relative values of currencies on such companies' businesses. The history of these markets reflect both decreases and increases in worldwide currency valuations, and these may reoccur unpredictably in the future.



     CONVERTIBLE SECURITIES. The Advisor believes that convertible securities generally have less potential for gain or loss than common stocks. In general, a convertible security performs more like a stock when the underlying stock's price is high (because it is assumed it will be converted into the stock) and more like a bond when the underlying stock's price is low (because it is assumed that it will mature without being converted). Each convertible security offers a different combination of upside potential and downside risk. Securities that are convertible other than at the option of the holder generally do no limit the potential for loss to the same extent as securities convertible at the option of the holder.


     Because convertible securities have both an equity and a fixed-income component, the value of the fund's investments varies in response to many factors. The equity component makes the value of convertible securities subject to the activities of individual companies, and general market and economic conditions. The fixed-income component causes fluctuations based on changes in interest rates and in the credit quality of the issuer. In addition, convertible securities are often lower-quality securities.

     DERIVATIVES. A fund's risk is mostly dependent on the types of securities it purchases and its investment techniques. Each Fund is authorized to use options, futures and forward foreign currency exchange contracts, which are types of derivative instruments. Derivative instruments are instruments that derive their value from a different underlying security, index or financial indicator. The use of derivative instruments exposes the Fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) inability to close out certain hedged positions to avoid adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position.

     ILLIQUID SECURITIES. To the extent that the Fund invests in illiquid securities, the Fund risks not being able to sell securities at the time and the price that it would like. The Fund may therefore have to lower the price, sell substitute securities or forego an investment opportunity, each of which might adversely affect the Fund.

     FOREIGN INVESTMENTS. There are certain risks and costs involved in investing in securities of companies and governments of foreign nations. These risks may involve more risk than investing in a U.S. fund for the following reasons: (1) there may be less public information available about foreign companies than is available about U.S. companies; (2) foreign companies are not generally subject to the uniform accounting, auditing and financial reporting standards and practices applicable to U.S. companies; (3) foreign markets have less volume than U.S. markets, and the securities of some foreign companies are less liquid and more volatile than the securities of comparable U.S. companies; (4) there may be less government regulation of stock exchanges, brokers, listed companies and banks in foreign countries than in the United States; (5) the Fund may incur fees on currency exchanges when it changes investments from one country to another; (6) the Fund's foreign investments could be affected by expropriation, confiscatory taxation, nationalization of bank deposits, establishment of exchange controls, political or social instability or diplomatic developments; (7) fluctuations in foreign exchange rates will affect the value of the Fund's portfolio securities, the value of dividends and interest earned, gains and loses realized on the sale of securities, net investment income and unrealized appreciation or depreciation of investments; and (8) possible imposition of dividend or interest withholding by a foreign country.


     DIVERSIFICATION. The Funds are non-diversified under the 1940 Act, which means that there is no restriction under the 1940 Act on how much these Funds may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code ("Code"), the Funds intend to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, each of these Funds will, among other things, limit its investments in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) to no more than 25% of the value of the Fund's total assets. In addition, the Funds, with respect to 50% of their total assets, will limit their investments in the securities of any issuer to 5% of the Fund's total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. Nevertheless, as a general matter, the Funds may be more susceptible than a diversified mutual fund to the effects of adverse economic, political or regulatory developments affecting a single issuer or industry sector in which these Funds may maintain investments.



     EXPERIENCE. Monument Advisors is a newly organized investment adviser managing the portfolio investments of qualified individuals, retirement plans, and trusts. Monument Advisors had no previous experience in advising a mutual fund, prior to advising the Funds. David A. Kugler, President of the Company, and Alexander C. Cheung, an employee of Monument Advisors and portfolio manager of the Growth Fund, the Aggressive Growth Fund and the Internet Fund, have served, respectively, as financial consultant to individual investors and investment adviser to certain management accounts.


     YEAR 2000. The Funds' operations depend on the seamless functioning of computer systems in the financial service industry, including those of Advisors, the Administrator, the Custodian and the Transfer Agent. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of securities trades, pricing and account servicing for the Funds. Advisors has made compliance with the Year 2000 Issue a high priority and is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its computer systems. Advisors has also been informed that comparable steps are being taken by the Fund's other major service providers. Advisors does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as investment adviser.

                                   MANAGEMENT

     BOARD OF DIRECTORS. The Board of Directors is responsible for managing each Fund's business affairs.

     INVESTMENT ADVISOR. Monument Advisors serves as the investment advisor to each Fund pursuant to an investment advisory agreement, dated October 30, 1997 ("Advisory Agreement"). Subject to the supervision of the Board of Directors, Advisors is responsible under the Advisory Agreement for selecting and managing each Fund's portfolio investments in accordance with each Fund's investment objective, policies and restrictions. Advisors also is responsible for placing orders for the purchase and sale of each Fund's investments with broker-dealers selected by Advisors. In addition, pursuant to the Advisory Agreement, Advisors provides overall management of the Company's business affairs. Under the Advisory Agreement, Advisors has, among other things, agreed to render regular reports to the Board of Directors regarding its investment decisions and brokerage allocation practices for each Fund , to assist each Fund's custodian in valuing portfolio securities and computing each Fund's net asset value, and to furnish each Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. See "Investment Advisory and Other Services" in the SAI for further information.


     Monument Advisors, located at 8377 Cherry Lane, Laurel, Maryland 20707-4831, is a wholly-owned subsidiary of The Monument Group, Inc., which in turn is principally owned and controlled by David A. Kugler, President of Advisors, and President of the Company. David A. Kugler and Herbert Klein, III are each affiliates of the Company and Monument Advisors. Monument Advisors is a newly organized company that also manages the portfolio investments of qualified individuals, retirement plans, and trusts. As of July 1, 1998, Advisors managed or supervised approximately $20 million in assets.

     For its services, Advisors receives, pursuant to the Advisory Agreement, a monthly fee from each Fund equal to an annualized rate of 1.00% of the monthly average net assets of such Fund through $50 million in net assets; 0.75% of the monthly average net assets of such Fund greater than $50 million through $100 million in net assets; and 0.625% of the average monthly net assets exceeding $100 million in net assets.


     PORTFOLIO MANAGERS. Alexander C. Cheung, C.F.A., serves as the portfolio manager for each of the Funds. Mr. Cheung has managed each Fund since its inception. Mr. Cheung has eight years investment management experience and has been with Advisors since August 1997. Prior to that, Mr. Cheung was Managing Director of Lion Rock Capital Management, Inc., and, prior to that, a portfolio manager at Anchor Asset Management, Inc. Before joining Anchor Asset Management, Inc., Mr. Cheung worked as an investment counselor at W.H. Newbold's Sons & Co.



     CODE OF ETHICS. The Company, Monument Advisors and Monument Distributors have adopted a joint Code of Ethics relating to the personal investment activities of certain affiliated persons of each company (collectively, "Access Persons"). Under the terms of the Code of Ethics, Access Persons may invest in securities for their own accounts (including securities that may be held or purchased by a Fund), but may do so only in accordance with certain restrictions and procedures set out in the Code of Ethics. The Code of Ethics has been drafted with a view towards meeting the standards suggested in 1994 by the Investment Company Institute's Advisory Group on Personal Trading.



     PORTFOLIO BROKERAGE. In accordance with policies established by the Board of Directors, Monument Advisors may take into account sales of shares of the Funds in selecting broker-dealers to effect portfolio transactions on behalf of the Funds. For a discussion of Monument Advisors' brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the SAI.


     FUND EXPENSES. Each Fund will bear certain expenses attributable to it, including the following: (a) advisory fees; (b) fees and expenses of independent auditors and independent legal counsel retained by the Company; (c) brokerage commissions for transactions in portfolio investments and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments; (d) fees and expenses of the transfer agent and administrator, custodian and any depository appointed for the safekeeping of its cash, portfolio securities and other property; (e) all taxes, including issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) interest payable on the Fund's borrowings; (g) extraordinary or non-recurring expenses, such as legal claims and liabilities and litigation costs and indemnification payments by the Fund in connection therewith; (h) all expenses of shareholders and Board of Directors meetings (exclusive of compensation and travel expenses of those Directors and employees of the Company who are "interested persons" of the Company within the meaning of the 1940 Act, but including compensation and travel expenses of those Directors who are not "interested persons" of the Company within the meaning of the 1940 Act); (i) fees and expenses involved in the preparation of all reports as required by federal or state law or regulations; (j) fees and expenses involved in registering or otherwise qualifying (by notice filing or otherwise) the Fund's shares with the SEC and various states and other jurisdictions, and maintaining such registrations or qualifications; (k) the expense of preparing, setting in type, printing in quantity, and distributing to then-current shareholders such materials as prospectuses, statements of additional information, and supplements thereto, as well as periodic reports to shareholders, communications, and proxy materials (including proxy statements and proxy cards) relating to the Fund, and the processing, including tabulation, of the results of proxy solicitations; (l) the expense of furnishing or causing to be furnished to each shareholder statements of account, including the expense of mailing; (m) membership or association dues for the Investment Company Institute or similar organizations;
(n) postage; and (o) the cost of the fidelity bond required by 1940 Act Rule 17g-1 and any errors and omissions insurance or other liability insurance covering the Company and/or its officers, Directors and employees.

                               TAX CONSIDERATIONS

     THE FUNDS. Each Fund intends to qualify for special tax treatment afforded to regulated investment companies under the Code. To establish and continue its qualification, each Fund intends to diversify its assets as the Code requires. Each Fund also intends to distribute substantially all of its net investment income and capital gains to its shareholders to avoid federal income tax on the income and gains so distributed.

     SHAREHOLDERS. For federal income tax purposes, any income dividend that you receive from the Funds, as well as any net short term capital gain distribution, is generally taxable to you as ordinary income whether you have elected to receive it in cash or in additional shares.

     Distributions of net long-term capital gains are generally taxable to you as long-term capital gains, regardless of how long you have owned your Fund shares and regardless of whether you have elected to receive such distributions in cash or in additional shares.

     Dividends and certain interest income earned from foreign securities by the Fund may be subject to foreign withholding or other taxes. The Fund may be permitted to pass on to its shareholders the right to a credit or deduction for income or other tax credits earned from foreign investments and will do so if possible. These deductions or credits may be subject to tax law limitations. Generally, distributions are taxable to you for the year in which they are paid. In addition, certain distributions that are declared and payable in October, November or December, but which, for operational purposes, are paid the following January, are taxable as though they were paid by December 31 of the year in which they are declared.

     Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss.

     TAX INFORMATION. The Funds will advise you promptly, after the close of each calendar year, of the tax status for federal income tax purposes of all income dividends and capital gain distributions paid for such year.

     The foregoing is only a general discussion of applicable federal income tax provisions. For further information, see "Additional Information on Distributions and Taxes" in the SAI. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR PARTICULAR TAX SITUATION.

                          DIVIDENDS AND DISTRIBUTIONS


     Each of the Funds declares and pays income dividends from its net investment income, usually December. Each Fund distributes capital gains, if any, annually, usually in December.



     Income dividends and capital gain distributions are calculated and distributed the same way for each Fund. The amount of any income dividends per share will differ, however, due to the individual investment strategies of the Funds. Income dividend payments are not guaranteed, are subject to the Board's discretion, and may vary from time to time. NONE OF THE FUNDS PAY

"INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN THEIR
SHARES.

     Each Fund will reinvest any income dividends and capital gains distributions in additional shares of the Fund unless you select another option on your application. You may change your distribution option at any time by notifying us by mail or phone, as directed on the cover page of this Prospectus. Please allow at least seven days prior to the record date for us to process the new option.

                    BUYING, REDEEMING, AND EXCHANGING SHARES

     PRINCIPAL UNDERWRITER. Monument Distributors, located at 8377 Cherry Lane, Laurel, Maryland 20707-4831, serves as the principal underwriter of each Fund, is a wholly-owned subsidiary of The Monument Group, Inc. Monument Advisors, David A. Kugler and Herbert Klein, III are each affiliates of the Company and Monument Distributors.

BUYING FUND SHARES

     BY BROKER. You can buy Fund shares from any broker authorized by the Distributor.


     BY MAIL. You can buy shares of each Fund by sending a completed application, along with a check, drawn on a U.S. bank in U.S. funds, to "Monument Series Fund," c/o Fund Services, Inc., at the address set out on the cover page of this Prospectus. Fund Services, Inc. is the Company's transfer and dividend disbursing agent. See "Proper Form."


     Third party checks are not accepted for purchase of Fund shares.

     BY WIRE. You may also wire payments for Fund shares to the wire bank account for the appropriate Fund. Before wiring funds, please call 1-888-420-9950 to advise the Fund of your investment and to receive instructions as to how and where to wire your investment. Please remember to return your completed and signed application to the address set out on the cover page of this Prospectus. See "Proper Form."

     MINIMUM INVESTMENTS. The minimum initial investment in a Fund is $2500. Subsequent investments must be at least $250. The minimum initial and subsequent investments are $500 and $200, respectively, when purchasing through a tax-qualified retirement plan. The minimum initial and subsequent investments are $2500 and $100, respectively, when purchasing through an Automatic Investment Plan.

     PUBLIC OFFERING PRICE. When you buy shares of a Fund, you will receive the public offering price per share next determined after your order is received. Each Fund's public offering price per share is equal to the Fund's net asset value per share plus a sale charge, described below, paid to Distributors.

                             SALES CHARGE AS A
                               PERCENTAGE OF        AMOUNT PAID TO
                           ---------------------     DEALERS AS A
AMOUNT OF PURCHASE AT THE  OFFERING   NET AMOUNT      PERCENTAGE
  PUBLIC OFFERING PRICE     PRICE      INVESTED    OF OFFERING PRICE
-------------------------  --------   ----------   -----------------
$50,000 or less              4.75%       4.99%           4.00%
Over $50,000 through
  $100,000                   3.50%       3.63%           3.00
Over $100,000 through
  $500,000                   2.50%       2.56%           2.25
Over $500,000 through
  $1,000,000
Above $1,000,000             0.25%       0.25%           0.25


     RIGHT OF ACCUMULATION. You may reduce the sales charge by combining the amount invested in a Fund with certain previous purchases of shares of any Monument Fund. Your shares in a Fund previously purchased will be taken into account on a combined basis at the current net asset value per share of a Fund in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Fund shares that were sold subject to the sales charge that are still held in the Fund will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send payment along with your request to combine purchases, please specify your account number.


     WHEN SHARES ARE PRICED. Each Fund is open for business each day the New York Stock Exchange ("Exchange") is open. Each Fund determines its share price as of the close of regular trading on the Exchange, generally 4:00 p.m. New York time. It is expected that the Exchange will be closed during the next twelve months on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King Day,

President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, plus on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     NET ASSET VALUE. Each Fund's share price is equal to the net asset value ("NAV") per share of the Fund. Each Fund calculates its NAV per share by valuing and totaling its assets, subtracting any liabilities, and dividing the remainder, called net assets, by the number of Fund shares outstanding. The value of each Fund's portfolio securities is generally based on market quotes if they are readily available. If they are not readily available, Advisors will determine their market value in accordance with procedures adopted by the Board. For information on how the Funds value their assets, see "Valuation of Fund Shares" in the SAI.


     WAIVER OF SALES CHARGES.  No sales charge shall apply to:


(1)  reinvestment of income dividends and capital gain distributions;

(2)  exchanges of Fund shares for those of another Fund;

(3) redemptions by a Fund when an account falls below the minimum required account size;

(4) purchases of Fund shares made by current or former Directors, officers, or employees of the Company, Advisors, Monument Distributors, The Monument Funds Group, Inc. or The Monument Group, Inc., and by members of their immediate families;

(5) purchases of Fund shares by Distributors for its own investment account for investment purposes only;

(6) a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, small business investment companies, plans established by a state for the benefit of its employees, employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, trust funds, organizations described in Section 501(c)(3) of the Internal Revenue Code ("Code"), investment advisers registered under the Investment Advisors Act of 1940, and dealers registered pursuant to Section 15 of the Securities Exchange Act of 1934, that comply with the minimum investment and other requirements as set forth in Rule 144A;

(7) a tax qualified plan, including a plan under Sections 401(a), 401(k), 403(a), and 403(b)(7) of the Code, and tax favored plan, including a plan under Section 457 of the Code;

(8) a charitable organization, as defined in Section 501(c)(3) of the Code, as well as other charitable trusts and endowments, investing $50,000 or more;

(9) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code; and

(10) investment advisers registered under the Advisers Act and broker-dealers registered under the Exchange Act purchasing securities for their own accounts.

     Additional information regarding the waivers may be obtained by calling 1-888-420-9950. All account information is subject to acceptance and verification by Monument Distributors.

     GENERAL. The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of any Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, Distributors until it has been confirmed in writing by Distributors and payment has been received.

REDEEMING FUND SHARES


     You can redeem shares of the Funds by submitting your order in proper form through your authorized broker or directly to the Fund either in writing to Fund Services, Inc. at the address set out on the cover page of this Prospectus, or by telephoning 1-888-420-9950. See "Proper Form."

EXCHANGING FUND SHARES

     You can exchange shares of one fund for those of the other fund, under the Company's exchange privilege ("Exchange Privilege"), by submitting your order in proper form, as explained under "Redeeming Fund Shares."

     EXCHANGE PRICE. Your exchange request will be processed based on the NAV of the Fund shares to be exchanged, and the Fund shares to be bought, next determined after receipt of your order in proper form.

     Exchanges are taxable transactions. See "Additional Information on Distributions and Taxes" in the SAI.

     MINIMUM ACCOUNT. The minimum amount permitted for each exchange between existing accounts in the Funds is $250. The minimum amount permitted for an exchange that establishes a new Fund account is $2500.

     EXCHANGE RESTRICTION. You may not exchange shares that have previously been exchanged for a period of 90 days from the date of exchange.

     MODIFICATION OR TERMINATION. Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, either Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of either Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

     SMALL ACCOUNT REDEMPTIONS. Due to the relatively high cost of maintaining accounts with smaller holdings, each Fund reserves the right to redeem your shares if, as a result of redemptions, the value of your account drops below each Fund's $500 minimum balance requirement ($250 in the case of IRAs, or other retirement plans and custodial accounts). Each Fund will give you 30 days' advance written notice and a chance to increase your Fund balance to the minimum requirement before the Fund redeems your shares.

     REDEMPTION PRICE. Your redemption request will be processed based on the NAV of the applicable Fund's shares next determined after receipt of your order in proper form.


     REDEMPTION PROCEEDS. Redemption proceeds will generally be paid by the next business day after processing, but in no event later than three business days after receipt by Fund Services, Inc. of your redemption order in proper form, subject to the following. If you are redeeming shares that you just purchased and paid for by personal check, the mailing of your redemption proceeds may be delayed for up to ten (10) calendar days to allow your check to clear (this holding period does not apply to cashier's, certified, or treasurer's checks). Additionally, the Company, on behalf of each Fund, may suspend the right of redemption or postpone the date of payment during any period that the Exchange is closed, or trading in the markets that a Fund normally utilizes is restricted, or during any period that redemption is otherwise permitted to be suspended by the SEC.


     REDEMPTIONS IN KIND. The Company reserves the right to redeem its shares in kind, which means that upon tendering shares of a Fund, you could receive assets other than cash in return. Nevertheless, the Company has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 from a Fund or one percent of the net asset value of a Fund at the beginning of such period. See "Buying, Redeeming, and Exchanging Shares" in the SAI for more information.

RULE 12B-1 PLAN

     The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan"). Pursuant to the Plan, each Fund may finance any activity or expense that is intended primarily to result in the sale its shares. Under the Plan, each Fund may pay a fee ("12b-1 fee") to Distributors up to a maximum of 0.50%, on an annualized basis, of its average daily net assets. The Company may pay the 12b-1 fee for activities and expenses borne in the past in connection with its shares as to which no 12b-1 fee was paid because of the maximum limitation.

     The activities and expenses financed by the 12b-1 fee may include, but are not limited to: (a) compensation to and expenses, including overhead and telephone expenses, of employees of Distributors who engage in the distribution of the shares of each Fund; (b) printing and mailing of prospectuses, statements of additional information, and periodic reports to prospective shareholders of each Fund; (c) expenses relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to each Fund; (d) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of the shares of each Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the shares of each Fund; (f) expenses of obtaining information and providing explanations to prospective shareholders of each Fund regarding its investment objectives and policies and other information pertaining to it, including its performance; (g) expenses of training sales personnel offering and selling each Fund's shares; and (h) expenses of personal services and/or maintenance of shareholder accounts with respect to the shares of each Fund. With respect to the Growth Fund and the Aggressive Growth Fund, Distributors has advised the Company that it intends to waive the 12b-1 fee for each Fund's first year of operations. See "Rule 12b-1 Plan" in the SAI.

PROPER FORM

     Your order to buy shares is in proper form when your completed and signed shareholder application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary is received.

     WRITTEN INSTRUCTIONS. All registered owners must sign any written instructions. To avoid any delay in processing your transaction, such instructions should include:

     - your name,

     - the Fund's name,

     - a description of the request,

     - for exchanges, the name of the Fund you are exchanging into,

     - your account number,

     - the dollar amount or number of shares, and

     - your daytime or evening telephone number.

     SIGNATURE GUARANTEES. For our mutual protection, we require a signature guarantee in the following situations:

     - you wish to redeem over $50,000 worth of shares,

     - you want redemption proceeds to be paid to someone other than the registered owners,

     - you want redemption proceeds to be sent to an address other than the address of record, preauthorized bank account, or preauthorized brokerage firm account,

     - we receive instructions from an agent, not the registered owners, or

     - we believe a signature guarantee would protect us against potential claims based on the instructions received.

     A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from certain banks, brokers or other eligible guarantors. YOU SHOULD VERIFY THAT THE INSTITUTION IS AN ELIGIBLE GUARANTOR PRIOR TO SIGNING. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

     SHARE CERTIFICATES. We do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates.

     RETIREMENT PLAN ACCOUNTS. You may not sell shares or change distribution options on retirement plan accounts by telephone. While you may exchange shares by phone, certain restrictions may be imposed on other retirement plans. To obtain any required forms or more information about distribution or transfer procedures, please call 1-888-420-9950.

                    SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

     AUTOMATIC INVESTMENT PLAN. Our automatic investment plan offers a convenient way to invest in the Funds. Under the plan, you can automatically transfer money from your checking account to the Fund(s) each month to buy additional shares. If you are interested in this plan, please refer to the automatic investment plan application. The value of the Funds' shares will fluctuate and the systematic investment plan will not assure a profit or protect against a loss. You may discontinue the plan at any time by notifying us by mail or phone.

     TELEPHONE TRANSACTIONS. You may redeem shares of a Fund, or exchange shares of one Fund for that of another Fund, by telephone. Please refer to the sections of this Prospectus that discuss the transaction you would like to make, or call 1-888-420-9950. We may only be liable for losses resulting from unauthorized telephone transactions if we do not follow reasonable procedures designed to verify the identity of the caller. When you call, we will request personal or other identifying information, and may also record calls. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that telephone instructions are genuine. If this occurs, we will not be liable for any loss. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to send written instructions to us, as described elsewhere in this Prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

     STATEMENTS AND REPORTS. You will receive transaction confirmations and account statements on a regular basis. Confirmations and account statements will reflect transactions in your account, including additional purchases and reinvestments of income dividends and capital gain distributions. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM. You will also receive semi-annual financial reports for each Fund in which you have invested. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Please call 1-888-420-9950 if you would like an additional free copy of the Funds' financial reports.

                              GENERAL INFORMATION


     THE COMPANY. The Company, a Maryland corporation organized on April 7, 1997, is an open-end management investment company. Each of its three Funds is non-diversified. The Company's authorized capital consists of 2 billion shares of common stock with a par value of $0.001 per share. The Company currently offers, on a continuous basis, three series of common stock, namely, the Growth Fund, the Aggressive Growth Fund and the Internet Fund, each of which is currently authorized to issue up to 250 million shares. The Company may offer additional series in the future.


     Shares of each Fund, when issued, are fully-paid and non-assessable and have equal rights as to redemption and participation in income dividends, earnings, and assets remaining in liquidation. Shareholders have no preemptive or conversion rights. As of September 20, 1998, S. M. Hunn, Jr. of Richmond, Virginia may be deemed to be a control person of the Growth Fund as a result of ownership of more than 25% of the Fund's outstanding shares.

     VOTING. Shares of each Fund have equal voting rights, except that shareholders of each Fund will vote separately on matters affecting only that Fund. Fractional shares have proportionately the same rights as do full shares. The voting rights of each Fund's shares are non-cumulative, which means that the holders of more than 50% of the shares of the Funds voting for the election of Directors have the ability to elect all of the Directors, with the result that the holders of the remaining voting shares will not be able to elect any Director.

     The Company does not intend to hold annual shareholder meetings, though it may, from time to time, hold special meetings of Fund shareholders, as required by applicable law. The Board of Directors, in its discretion, as well as the holders of at least 10% of the outstanding shares of a Fund, also may call a shareholders meeting. The federal securities laws require that the Funds help you communicate with other shareholders in connection with the election or removal of members of the Board.


     CUSTODIAN, ACCOUNTING AGENT AND TRANSFER AGENT. Star Bank, N.A. located at 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for each Fund's portfolio securities and other assets. Commonwealth Fund Accounting, Inc., 1500 Forest Avenue, Suite 111, Richmond, VA 23229, serves as an investment accounting agent for each Fund's portfolio securities and other assets. Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, VA 23229, serves as the transfer agent and dividend dispersing agent for each Fund.



     LEGAL COUNSEL. Dechert, Price & Rhoads, Washington, D.C., has advised the Company on certain federal securities law matters.


     OTHER INFORMATION. This Prospectus does not report any financial information or performance results for the Funds, which only recently commenced operations. Audited statements of assets and liabilities of the Company, and the report of the Company's independent auditors thereon, are located in the SAI. In the future, financial statements and performance results of the Funds will appear in this Prospectus and the SAI. Additional information about the performance of the Funds will appear in the Company's annual report to shareholders, which the Company will provide free of charge.

     Apart from the Prospectus and the SAI, the Company's registration statement contains certain additional information that may be of interest to you. You may obtain that information from the SEC by paying the charges prescribed under its rules and regulations.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL FUND SHARES IN ANY STATE OR JURISDICTION IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE SAI.

                          MONUMENT SERIES FUND, INC.



                   MONUMENT WASHINGTON REGIONAL GROWTH FUND
             MONUMENT WASHINGTON REGIONAL AGGRESSIVE GROWTH FUND
                            MONUMENT INTERNET FUND



          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 5, 1998



This Statement of Additional Information ("SAI") is not a Prospectus. It contains additional information that you should read in conjunction with the prospectus, dated October 5,1998 ("Prospectus"), for the Monument Series Fund, Inc. Capitalized terms appearing in this SAI that are not otherwise defined herein have the same meaning given to them in the Prospectus. You may obtain a copy of the Prospectus by writing "Monument Series Fund," c/o Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, VA 23229, or by calling 1-888-420-9950.



TABLE OF CONTENTS                                                         PAGE
Investment Policies...........................................................
Potential Risks...............................................................
Investment Restrictions.......................................................
Directors and Officers........................................................
Investment Advisory and Other Services........................................
Portfolio Transactions and Brokerage..........................................
Buying, Redeeming, and Exchanging Shares......................................
Principal Holders of Securities...............................................
Valuation of Fund Shares......................................................
Additional Information On Distributions and Taxes.............................
Further Description of the Company's Shares...................................
The Company's Principal Underwriter...........................................
Performance Information.......................................................
Financial Statements..........................................................
Appendix A: Performance Comparisons...........................................

                             INVESTMENT POLICIES


The Prospectus describes the fundamental investment objectives and certain investment policies and restrictions applicable to each Fund. The following is additional information for your consideration.

ILLIQUID AND RESTRICTED SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. Subject to this limitation, the Board of Directors has authorized each Fund to invest in restricted securities where such investment is consistent with that Fund's investment objective, and has authorized such securities to be considered liquid to the extent Advisors determines that there is a liquid institutional or other market for such securities -- for example, restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the Securities Act of 1933 ("1933 Act"), and for which a liquid institutional market has developed. The Board of Directors will review any determination by Advisors to treat a restricted security as a liquid security on an ongoing basis, including Advisors' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, Advisors and the Board of Directors will take into account the following factors: (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to buy or sell the security and the number of other potential buyers;
(c) dealer undertakings to make a market in the security; (d) the nature of the security and marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (e) such other factors as Advisors may determine to be relevant to such determination.

WRITING CALL OPTIONS. Each Fund may write (sell) covered call options. Covered call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by a Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank.

The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction," by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is no guarantee that a Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing purchase transaction will permit the Fund to use cash or proceeds from the concurrent sale of any securities subject to the option to make other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

A Fund will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option. A Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

WRITING COVERED OVER-THE-COUNTER ("OTC") OPTIONS. A Fund may write ("sell") covered call options that trade in the OTC market to the same extent that it will engage in exchange traded options. Just as with exchange traded options, OTC call options give the holder the right to buy an underlying security from an option writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange traded options, and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option.

FUTURES CONTRACTS. Each Fund may buy and sell stock index futures contracts traded on domestic stick exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases, each Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

A Fund will incur brokerage fees when it purchases and sells stock index futures contract, and, at the time a Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin." Thereafter, a Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. A Fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of the Fund's net assets.

To the extent a Fund enters into a stock index futures contract, it will maintain with its custodian bank, to the extent required by the rules of the SEC, assets in a segregated account to cover its obligations with respect to such contract, which will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period.

WARRANTS. Each Fund may invest in warrants. A warrant is a security that gives the holder the right, but not the obligation, to purchase a given number of shares of a particular company at a fixed price within a certain period of time. Warrants generally trade in the open market and may be sold rather than exercised.

                               POTENTIAL RISKS


OPTIONS AND FUTURES. Although each Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of its portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, a Fund receives a premium, but loses any opportunity to profit from an increase in the market price of the underlying securities above the exercise price during the option period. A Fund also retains the risk of loss if the price of the security declines, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of a Fund's portfolio securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund's Portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's portfolio may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such contract. Successful use of futures contracts depends upon Advisors' ability to predict correctly movements in the direction of the securities markets generally or of a particular segment of a securities market. No assurance can be given that Advisors' judgment in this respect will be correct.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract.
Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. Each Fund does not believe that these trading and positions limits will have an adverse impact on its strategies for hedging its securities.

REPURCHASE AGREEMENTS. Although each Fund will enter into repurchase agreements only with institutions that Advisors believes present minimal credit risk, it is conceivable that a repurchase agreement issuer could seek relief under bankruptcy laws or otherwise default on its obligations under its repurchase agreement. In that event, a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; (c) a possible loss on the sale of the underlying collateral; and (d) expenses of enforcing its rights.

WARRANTS. The purchaser of a warrant expects the market price of the security underlying the warrant to exceed the purchase price of the warrant plus the exercise price of the warrant, thus yielding a profit. Of course, it is possible that the market price of the security underlying a warrant won't exceed the exercise price of the warrant before the expiration date of the warrant. Consequently, the purchaser of a warrant risks the loss of the entire purchase price of the warrant. Additionally, price movements in the security underlying a warrant are generally magnified in the price movements of the warrant. Therefore, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of its underlying security.



                           INVESTMENT RESTRICTIONS


The Company has adopted the following restrictions as fundamental policies for each Fund as stated. These restrictions are fundamental policies of the Fund and may not be changed for any given Fund without the approval of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the voting securities present at a shareholder meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are represented at the meeting in person or by proxy. The investment restrictions of one Fund thus may be changed without affecting those of the other Fund. Under the restrictions, each Fund MAY NOT:

1. issue senior securities, except to the extent permitted by the 1940 Act, including permitted borrowings;

2. make loans, except for collateralized loans of portfolio securities in an amount not exceeding 33 1/3% of the Fund's total assets (at the time of the most recent loan). This limitation does not apply to purchases of debt securities or to repurchase agreements;

3. borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). No Fund will purchase securities when its borrowings exceed 5% of its total assets;

4. invest more than 25% of the Fund's total assets (at the time of the most recent investment) in any single industry. This limitation does not apply to investments in obligations of the US. Government or any of its agencies or instrumentalities;

5. act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act;

6. invest in securities for the purpose of exercising management or control of the issuer, except that each Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, regulations thereunder, or exemptions therefrom;

7. purchase or sell commodity contracts, except that each Fund may, as appropriate and consistent with its investment objectives and policies, enter into financial futures contracts, options on such futures contracts, forward foreign currency exchange contracts, forward commitments, and repurchase agreements;

8. effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold;

9. purchase or sell real estate or any interest therein, except that each Fund may, as appropriate and consistent with its investment objectives and policies, invest in securities of corporate and governmental entities secured by real estate or marketable interests therein, or securities of issuers that engage in real estate operations or interests therein, and may hold and sell real estate acquired as a result of ownership of such securities; or

10. invest in the securities of other investment companies, except that each Fund may acquire securities of another investment company pursuant to a plan of reorganization, merger, consolidation or acquisition, or except where the Fund would not own, immediately after the acquisition, securities of other investment companies which exceed in the aggregate (i) more than 3% of the issuer's outstanding voting stock, (ii) more than 5% of the Fund's total assets, and (iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets, or except as otherwise permitted by the 1940 Act and the regulations thereunder or exemptions therefrom.

In addition to these fundamental policies, it is the present policy of each Fund (which may be changed without the shareholder approval) not to pledge, mortgage or hypothecate its assets as security for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may participate in joint repurchase arrangements, or invest its short-term cash in shares of a money market mutual fund (pursuant to the terms of any order, and any conditions therein, issued by the SEC permitting such investments). It is also the present policy of each Fund not to invest in excess of 5% of its net assets, valued at the lower of cost or market, in warrants, nor more than 2% of its net assets in warrants not listed on either the New York or American Stock Exchange.

                            DIRECTORS AND OFFICERS


The Board of Directors has the responsibility for the overall management of the Company, including general supervision and review of its investment activities. The Board of Directors, in turn, elects the officers of the Company who are responsible for administering the Company's day-to-day operations. The affiliations of the officers and Board of Directors members and their principal occupations for the past five years are shown below. Members of the Board of Directors who are considered "interested persons" of the Company under the 1940 Act are indicated by an asterisk (*).


                                                                             Principal Occupations
Name, Address, and Age              Positions Held with the Company          During the Past Five Years
----------------------              -------------------------------          --------------------------
*David A. Kugler (38)               Director, President and Treasurer        President and Director, The Monument
 8377 Cherry Lane                                                            Group, Inc. (a holding company),
 Laurel, MD 20707                                                            1997-Present; President and Director,
                                                                             The Monument Funds Group, Inc. (a
                                                                             holding company), 1997-Present;
                                                                             President and Director, Monument
                                                                             Advisors, Ltd; 1997-Present President
                                                                             and Director, Monument Distributors,
                                                                             Inc., 1997-Present; Account Vice
                                                                             President, Paine Webber, Inc.,
                                                                             1994-1997; Financial Consultant,
                                                                             Merrill Lynch & Co., 1990-1994

*Herbert Klein, III (39)       Director, Vice President and Secretary        Director and Principal, The Monument
 8377 Cherry Lane                                                            Group, Inc., 1997-Present; Senior Vice
 Laurel, MD  20707                                                           President and Chief Operating Officer,
                                                                             V Technologies, Inc., 1998-Present;
                                                                             Consultant, The Highland Group (firm
                                                                             specializing in operational aspects of
                                                                             mergers and acquisitions), 1997;
                                                                             Managing Associate, Coopers & Lybrand
                                                                             L.L.P., Management Consulting
                                                                             Services, 1994-1997; Andersen
                                                                             Consulting L.L.P., Arthur Andersen &
                                                                             Co., S.C., Systems Integration
                                                                             Practice, 1988-1994.

 Francine F. Carb (40)                             Director                  President, Markitects, Inc. (marketing
 421 Woodland Circle                                                         consulting), 1994-Present; President,
 Radnor, PA  19087-4640                                                      Francine Carb & Associates (marketing
                                                                             consulting), 1992-1994

 Victor Dates (60)                                 Director                  Adjunct Professor, Coppin State
 2107 Carter Dale Road                                                       College, 1998-Present; Assistant
 Baltimore, MD  21209                                                        Professor, Howard University,
                                                                             1988-1998.

                                                                             Principal Occupations
Name, Address, and Age              Positions Held with the Company          During the Past Five Years
----------------------              -------------------------------          --------------------------
George DeBakey (48)                                Director                  Director, International Operations,
53303 Marlyn Drive                                                           International ESPA, 1998-Present;
Bethesda, MD  20816                                                          Instructor at American University,
                                                                             1992-1998.

G. Frederic White, III                             Director                  Management Consultant (small business
(45)                                                                         management consulting), 1985-1997;
3107 Albemarle Road                                                          Business Manager, Trinity Episcopal
Wilmington, DE  19808                                                        Parish, 1997-Present; Private Investor

Rhonda Wiles-Roberson, J.D                         Director                  Principal, RWR Consults (business
(46)                                                                         advisors), 1995-Present; General
623 Sonata Way                                                               Counsel, NAPWA Services, Inc.
Silver Spring, MD  20901                                                     (pharmaceutical company), 1993-1995;
                                                                             General Counsel, Calvert Group
                                                                             (sponsor of investment companies),
                                                                             1990-1993


Directors and officers of the Company who are affiliated with Advisors and/or
Distributors receive no remuneration from the Company.   Each Director who is
not an interested person of the Company receives as compensation for serving on the Board of Directors an annual fee of $2,000 plus a fee of $500 per day for attendance at any meeting of the Board of Directors or committee established by the Board of Directors, including any meeting held by telephonic conference. The Directors also receive reimbursement for their expenses incurred in attending any meeting of the Board of Directors or committee established by the Board of Directors. The Board of Directors generally meets quarterly.

Additionally, certain Directors and officers of the Company who are shareholders of The Monument Group, Inc., the parent company of Advisors and Distributors, may be deemed to receive indirect remuneration by virtue of their indirect interests in Advisors and Distributors, respectively.

Director White provided business consultation services to Monument Advisors on two limited projects in 1997 for compensation totaling less than $1,500.


COMMITTEES ESTABLISHED BY THE BOARD OF DIRECTORS.

The Company has an Audit Committee, an Executive Committee, a Pricing and Investment Committee, and a Nominating Committee. The duties of these four Committees and their present membership are as follows:

AUDIT COMMITTEE: The Audit Committee assists the Board of Directors in fulfilling its responsibilities for the Company's accounting and financial reporting practices, and provides a channel of communication between the Board of Directors and Deloitte & Touche LLP, the Company's independent public accountant. Directors Carb, Dates, DeBakey, White and Wiles-Roberson are members of the Audit Committee.

EXECUTIVE COMMITTEE: During intervals between meetings of the Board of Directors, the Executive Committee possesses and may exercise all of the powers of the Board of Directors in the management of the Company except as to those matters that specifically require action by the Board of Directors. Directors Kugler, Klein, and Wiles-Roberson are members of the Executive Committee.


PRICING AND INVESTMENT COMMITTEE: During intervals between meetings of the Board of Directors, the Pricing and Investment Committee determines or establishes in good faith a fair value for any portfolio investment of the Company not having a readily available market quotation or sales price, and presents to the full Board of Directors such valuations and the basis therefore at the next meeting held by the Board of Directors for their good faith confirmation or change. Directors Kugler and Klein are members of the Pricing and Investment Committee. In addition to Mr. Kugler and Mr. Klein,
E. Frederick Bair, and Alexander Cheung are also members of the Pricing and Investment Committee. Mr. Bair and Mr. Cheung are employees of Monument Advisors.


NOMINATING COMMITTEE: The Nominating Committee nominates candidates for election to the Board of Directors, whether such candidates be interested or non-interested persons of the Company. Directors Carb, Dates, DeBakey, White, and Wiles-Roberson are members of the Nominating Committee.



                    INVESTMENT ADVISORY AND OTHER SERVICES


ADVISORY AGREEMENT. Pursuant to the Advisory Agreement, Advisors provides certain services to each Fund. The services provided by Advisors include:
(a) furnishing an investment program by determining what investments a Fund should purchase, hold, sell, or exchange; determining the manner in which to exercise any voting rights, rights to consent to corporate action, or other rights pertaining to a Fund's investment securities; and rendering regular reports to the Company regarding the decisions that it has made with respect to the investment of the assets of each Fund and the purchase and sale of its investment securities, the reasons for such decisions, the extent to which is has implemented such decisions, and the manner in which it has exercised any voting rights, rights to consent to corporate action, or other rights pertaining to a Fund's investment securities; (b) placing orders for the execution of each Fund's securities transactions, in accordance with any applicable directions from the Board of Directors, and rendering certain reports to the Company regarding brokerage business placed by Advisors; (c) using its best efforts to recapture all available tender offer solicitation fees in connection with tenders of the securities of any Fund, and any similar payments; (d) advising the Board of Directors of any fees or payments of whatever type that it may be possible for Advisors or an affiliate thereof to receive in connection with the purchase or sale of investment securities for any Fund; (e) assisting the Custodian with the valuation of the securities of each Fund, and in calculating the net asset value of each Fund;
(f) providing assistance to the Company with respect to the Company's registration statement, regulatory reports, periodic reports to shareholders and other documents (including tax returns), required by applicable law; (g) providing assistance to the Company with respect to the development, implementation, maintenance, and monitoring of a compliance program; and (h) furnishing, at its own expense, adequate facilities and personnel for the Directors and officers of the Company to manage the Company's affairs.

Under the Advisory Agreement, the advisory fee for each Fund is payable at the end of each calendar month, determined by applying the annual rates, as set out in the Prospectus, to the average daily net assets of each Fund.


The Advisory Agreement was approved, with regard tothe Washington Regional Growth Fund and the Washington Regional Aggressive Growth Fund, on October 27, 1997 and with regard to the Internet Fund on June 30, 1998, by the Board of Directors, and was subsequently approved by the initial shareholder of each Fund, following his investment of the initial capitalization of each Fund. The Advisory Agreement will remain in effect for two years from the date of its execution, with respect to each Fund and will continue in effect from year to year thereafter for each Fund as long as its continuance is specifically approved at least annually by a vote of the Board of Directors (on behalf of such Fund) or by a vote of the holders of a majority of such Fund's outstanding voting securities (as defined by the 1940 Act), and in either event, by a majority vote of the Board of Directors members who are not interested persons of Advisors or the Company (other than as members of the Board of Directors), cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty at any time by the Board of Directors, Advisors, or with respect to any Fund, by a vote of a majority of that Fund's shareholders, in each case on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.



CUSTODIAN. Star Bank, N.A. acts as custodian of the securities and other assets of each Fund, and for cash received in connection with the purchase of Fund shares. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.


INDEPENDENT PUBLIC ACCOUNTANT. Deloitte & Touche LLP, located at University Square, 117 Campus Drive, Princeton, New Jersey 08540, serves as the Company's independent public accountant. Their accounting services include rendering a report on the financial statements of the Company.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE


Advisors, pursuant to the Advisory Agreement, and subject to the general control of the Board of Directors, places all orders for the purchase and sale of securities of each Fund. In executing portfolio transactions and selecting brokers and dealers, it is the Company's policy to seek the best combination of price and execution ("best execution") available. Advisors will consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis.

Advisors is authorized to pay brokerage commissions, on behalf of each Fund, in an amount in excess of that which another broker might have charged that Fund, in recognition of certain brokerage and research services provided by that broker. More specifically, in the allocation of brokerage business used to purchase securities for a Fund, Advisors may give preference to those broker-dealers who provide brokerage and research or other services to Advisors as long as there is no sacrifice in obtaining best execution. Such services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. The receipt of research from broker-dealers that execute transactions on behalf of the Company may be useful to Advisors in rendering investment management services to other clients (including affiliates of Advisors), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to Advisors in carrying out its obligations to the Company. While such research is available to and may be used by Advisors in providing investment advice to all its clients (including affiliates of Advisors), not all of such research may be used by Advisors for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by Advisors, and the expenses of Advisors will not necessarily be reduced by the receipt of such supplemental research.

When portfolio transactions are executed on a securities exchange, the amount of commission paid by a Fund is negotiated between Advisors and the broker executing the transaction. Advisors will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Advisors, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. Occasionally, securities may be purchased directly from the issuer, which does not involve the payment of commissions.

Monument Advisors may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender offer solicitation. As a means of recapturing brokerage for the benefit of such Fund, any portfolio securities tendered by the Fund will be tendered through Advisors if it is legally permissible to do so. In turn, the next advisory fee payable to Advisors will be reduced by the amount of any fees received by Advisors in cash, less any costs and expenses incurred in connection with the tender.

Securities of the same issuer may be purchased, held, or sold at the same time by the Company for both of its Funds, or by other accounts or companies for which Advisors provides investment advice (including affiliates of Advisors). On occasions when Advisors deems the purchase or sale of a security to be in the best interest of the Company, as well as Advisors' other clients, Advisors, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, Advisor will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.



                   BUYING, REDEEMING, AND EXCHANGING SHARES


ADDITIONAL INFORMATION ON BUYING SHARES. The Company continuously offers shares of the Funds through advertisements, mailings and, in the future, the Internet. When you buy shares, if you submit a check or a draft that is returned unpaid to the Company we may impose a $50 charge against your account for each returned item.

REINVESTMENT DATE. Fund shares acquired through the reinvestment of dividends will be purchased at the Fund's net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON REDEEMING SHARES: REDEMPTIONS IN KIND. The Company, on behalf of the Funds, has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record of a Fund, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of a Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior permission of the SEC. In the case of redemption requests in excess of these amounts, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Company does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

ADDITIONAL INFORMATION ON EXCHANGING SHARES. If you request the exchange of the total value of your account from one Fund to another Fund, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new Fund at the Fund's net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders should, within a short period, sell their shares of a Fund under the exchange privilege, the Fund might have to sell portfolio securities that it might otherwise hold and would incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If large inflows of money occur, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments. However, if Advisors believes that attractive investment opportunities, consistent with a Fund's investment objective and policies, exist immediately, then it will invest such money in portfolio securities in as orderly a manner as is possible.

The proceeds from the sale of shares of each Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may delay issuing shares pursuant to an exchange until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form. See "Buying, Redeeming, and Exchanging Shares" in the Prospectus.

ADDITIONAL INFORMATION ON SALES CHARGES. As described in the Prospectus, the offering price of each Fund's shares is based on that Fund's NAV per share, plus an initial sales charge that is paid to Monument Distributors. See "Public Offering Price," "Redemption Price," and "Net Asset Value" in the Prospectus. Initial sales charges do not apply to certain classes of persons or transactions, as described in "Waiver of Sales Charges" in the Prospectus. The reason for the waiver of sales charges in these situations is that they do not involve the same level of expenses that are associated with the sale of Fund shares to the general public. In addition, as shown in the table under "Public Offering Price" in the Prospectus, initial sales charges decline as the amount of Fund shares purchased increases to reflect certain economies of scale in the selling effort associated with larger purchases.

GENERAL INFORMATION. We will consider dividend and capital gain distribution checks that the U.S. Postal Service returns marked "unable to forward" as a request by you to change your dividend option to reinvest all distributions. We will reinvest the proceeds in additional shares at the net asset value of the applicable Fund(s) until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct, from your account, the costs of our efforts to find you. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and any other available payment mediums that you use buy or sell shares of a Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.



                       PRINCIPAL HOLDERS OF SECURITIES


As of December 12, 1997, David A. Kugler, whose address is 810 E. Belvedere Avenue, Baltimore, Maryland 21212, was presumed to control both the Growth Fund, and Aggressive Growth Fund, by virtue of his beneficial ownership of the shares of each Fund, of 26.87% and 27.41%, respectively. As of such date, Mr. Kugler owned of record 9.90% of the shares of the Growth Fund, and 10.10% of the shares of the Aggressive Growth Fund. The remainder of Mr. Kugler's beneficial ownership of the shares of each Fund (16.97% of the shares of the Growth Fund, and 17.31% of the shares of the Aggressive Growth Fund, respectively), were due to his ownership interests in The Monument Group, Inc.

As of December 12, 1997, Herbert Klein, III, whose address is 15708 Blossom Lane, North Potomac, Maryland 20878, beneficially owned 20.65% of the shares of the Growth Fund, and 21.07% of the shares of the Aggressive Growth Fund, respectively. As of such date, Mr. Klein owned of record 19.80% of the shares of the Growth Fund, and 20.20% of the shares of the Aggressive Growth Fund. The remainder of Mr. Klein's beneficial ownership of the shares of each Fund (0.85% of the shares of the Growth Fund, and 0.87% of the shares of the Aggressive Growth Fund, respectively) were due to his ownership interests in The Monument Group, Inc.

As of December 12, 1997, The Monument Group, Inc., located at 8377 Cherry Lane, Laurel, Maryland 20707, owned of record 17.82% of the shares of the Growth Fund, and 18.18% of the shares of the Aggressive Growth Fund. As of such date, ownership interests in The Monument Group, Inc. were held exclusively by Mr. Kugler and Mr. Klein, respectively.

In addition to the foregoing, the following individuals owned of record and beneficially, as of December 12, 1997, the following percentages of the shares of the Growth Fund (addresses supplied): John C. Siewers II (109 Seneca Road, Richmond, Virginia 23226), 19.80%; and G. Frederic White, III (3107 Albemarle Road, Wilmington, Delaware 19808), 5.94%.

In addition to the foregoing, the following individuals owned of record and beneficially, as of December 12, 1997, the following percentages of the shares of the Aggressive Growth Fund (addresses supplied): Heather and Thomas Young (2645 International Drive, TH-16, McLean, Virginia 22102), 15.15% (shares owned jointly); Janine and Jeff Coyle (13226 Shady Ridge Lane, Fairfax, Virginia 22033), 10.10% (shares owned jointly); George DeBakey (53303

Marlyne Drive, Bethesda, Maryland 20816), 5.05%; John H. Vivadelli (5632 Langdon Court, Richmond, Virginia 23225), 5.05%; and Richard E. and Sarah H. Collier (9310 Walhala Point, Richmond, Virginia 23236), 5.05% (shares owned jointly).

As of December 12, 1997, the Company's Directors and officers, as a group, beneficially owned 65.34% of the shares of the Growth Fund, and 59.59% of the shares of the Aggressive Growth Fund, respectively.



                           VALUATION OF FUND SHARES


For the purpose of determining the aggregate net assets of a Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, at the mean between the closing bid and asked prices on that day. Over-the-counter portfolio securities (other than securities reported on the NASDAQ National Market System) are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisors. Exchange listed convertible debt securities are valued at the mean between the last bid and asked prices obtained from broker-dealers or a comparable alternative, such as Bloomberg or Telerate.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and asked prices, options are valued within the range of the current closing bid and asked prices if the valuation is believed to fairly reflect the contract's market value.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the Exchange. The value of these securities used in computing the net asset value of each Fund is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the Exchange that will not be reflected in the computation of the net asset value of a Fund. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board of Directors.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board of Directors. With the approval of the Board of Directors, a Fund may utilize a pricing service to perform any of the above described functions.



              ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES


DISTRIBUTIONS.  You may receive two types of distributions from a Fund:

1. Income dividends. Each Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Funds may derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Distributions by a Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carry forward or post-October loss deferral) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. Each Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

TAXES. As stated in the Prospectus, each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Board of Directors reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, that Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains. In either case, distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, all or a portion of the income dividends paid by a Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends received deduction under federal income tax law. If the aggregate qualifying dividends received by a Fund (generally, dividends from U.S. domestic corporations, the stock in which is not debt-financed by the Fund and is held for at least a minimum holding period) is less than 100% of its distributable income, then the amount of the Fund's income dividends paid to corporate shareholders which may be designated as eligible for such deduction will be an amount that does not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be declared by each Fund annually in the Company's annual report to shareholders.

Corporate shareholders should note that income dividends and distributions paid by a Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by a Fund as a dividend will not qualify for the dividends-received deduction. Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless Fund shares have been held (or deemed held) for more than 45 days in a substantially unhedged manner. The dividends-received deduction also may be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in shares of a Fund. Corporate shareholders whose investment in a Fund is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction. The entire income dividend and capital gain distribution, including the portion which is treated as a deduction, is includable in the tax base on which the alternative minimum tax is computed and may also result in a reduction in the shareholder's tax basis in its Fund shares, under certain circumstances, if the shares have been held for less than two years.

The Code requires each Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and at least 98% of its capital gain net income earned during the 12 month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to you by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain capital gain distributions that are declared in October, November or December but that, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared. Each Fund intends as a matter of policy to declare such capital gain distributions, if any, in December and to pay these capital gain distributions in December or January to avoid the imposition of this tax, but does not guarantee that its capital gain distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions of a Fund's shares and exchanges of shares of one Fund for those of the other Fund are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount realized from the transaction, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of a loss realized upon a redemption of shares of a Fund will be disallowed to the extent that other shares of the Fund are purchased (through reinvestment of income dividends, capital gain distributions or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares repurchased. All or a portion of the sales charge incurred in buying shares of a Fund will not be included in the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in another Fund of the Company and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the redemption or exchange of a Fund's shares.

A Fund's investment in options and futures contracts, including any stock options, stock index options, stock index futures and options on stock index futures are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, a Fund's treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of its shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by a Fund.

When a Fund holds an option or other contract that substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a straddle for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses.
Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

In order for each Fund to qualify as a regulated investment company, at least 90% of each Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income. Foreign exchange gains derived by a Fund with respect to the Fund's business of investing in stock or securities, or options or futures with respect to such stock or securities is qualifying income for purposes of this 90% limitation.

The Funds may be subject to foreign withholding taxes or other foreign taxes on income (possibly including, in some cases, capital gains) on certain of its foreign investments, which will reduce the yield on or return from those investments. In any year in which a Fund qualifies, it may make an election that would permit certain of its shareholders to take a credit or a deduction for their shares of qualified foreign taxes paid by the Fund. Each shareholder would then include in gross income (in addition to dividends actually received) his or her share of the amount of qualified foreign taxes paid by the Fund. If this election is made, the Fund will notify its shareholders annually as to their share of the amount of qualified foreign taxes paid and the foreign source income of the Fund.


                 FURTHER DESCRIPTION OF THE COMPANY'S SHARES


VOTING RIGHTS. Under the Company's By-Laws and in accordance with applicable Maryland law, no annual meeting of shareholders is required in any year in which the election of Directors is not required to be acted upon under the 1940 Act. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAV of the Fund's shares. However, on matters affecting one Fund differently from the other Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund. Shares do not have cumulative voting rights, which means the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director. Shareholders of a particular Fund might have the power to elect all of the Company's Directors because that Fund has a majority of the total outstanding shares of the Company.

DIVIDEND RIGHTS. Income dividends and capital gain distributions on shares of a particular Fund may be paid with such frequency as the Board of Directors may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted with such frequency as the Board of Directors may determine. Such dividends and distributions may be paid to the holders of shares of a particular Fund, from such of the income and capital gains, accrued or realized, attributable to the assets belonging to that Fund, as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to that Fund. All such dividends and distributions on shares of a particular series or class will be distributed pro rata to the holders of that Fund in proportion to the number of shares of that Fund held by such holders at the date and time of record established for the payment of such dividends or distributions. The Board of Directors may declare and distribute a stock dividend to holders of shares of a Fund by the distribution of shares of another Fund.

LIQUIDATION RIGHTS. In the event of the liquidation of a Fund, the shareholders of that Fund will be entitled to receive, when and as declared by the Board of Directors, the excess of the assets belonging to that Fund over the liabilities belonging to that Fund. The holders of shares of a Fund will not be entitled thereby to any distribution upon liquidation of any other Fund. The assets that may be distributed to the shareholders of a Fund will be distributed among such shareholders in proportion to the number of shares of that Fund held by each such shareholder and recorded on the books of the Company. The liquidation of any particular Fund in which there are shares then outstanding may be authorized by an instrument in writing signed by a majority of the Directors then in office, subject to the affirmative vote of "a majority of the outstanding voting securities" of that Fund, as the quoted phrase is defined in the 1940 Act.

PRE-EMPTIVE, CONVERSION AND TRANSFER RIGHTS. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable (the Board of Directors may, however, from time to time, adopt lawful rules and regulations with reference to the method of transfer). Subject to the 1940 Act, the Board of Directors has the authority to provide that the holders of shares of a Fund will have the right to convert or exchange such shares for or into shares of the other Fund in accordance with such requirements and procedures as the Board of Directors may establish.



                     THE COMPANY'S PRINCIPAL UNDERWRITER


Pursuant to a distribution agreement ("Distribution Agreement"), Monument Distributors has agreed to use its best efforts as principal underwriter to promote the sale of each Fund's shares in a continuous public offering. The Distribution Agreement, dated November 27, 1997 was approved, with regard to each Fund, on October 27, 1997, by the Board of Directors. The Distribution Agreement will continue in effect for two years from the date of its execution and thereafter, but only so long as its continuance is specifically approved at least annually by a vote of the Board of Directors or by a vote of the holders of a majority of the Company's outstanding voting securities, and in either event by a majority vote of the Board of Directors members who are not parties to the Distribution Agreement or interested persons of any such party (other than as members of the Board of Directors), cast in person at a meeting called for that purpose. The Distribution Agreement terminates automatically in the event of its assignment and may be terminated by either party on 60 days' written notice.

Monument Distributors pays the expenses of the distribution of the Company's shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Company pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Monument Distributors) and of sending prospectuses to existing shareholders.

For its services, Monument Distributors receives a sales commission on the sale of the shares of each Fund in the amount set forth, and as described, in the Prospectus.


RULE 12b-1 PLAN. The Board of Directors, on behalf of the Washington Regional Growth Fund and the Washington Regional Aggressive Growth Fund, unanimously approved a Plan of Distribution pursuant to Rule 12b-1 ("Plan") on October 27, 1997 and on behalf of the Internet Fund on June 30, 1998, pursuant to which Monument Distributors is entitled to receive a 12b-1 fee for certain activities and expenses that are intended to result in the sale of Fund shares. See "Rule 12b-1 Plan" in the Prospectus for a description of these activities and expenses and the maximum 12b-1 fee payable under the Plan ("Rule 12b-1 fee"). As described in the Prospectus, with respect to the Growth Fund and the Aggressive Growth Fund, Monument Distributors has agreed to voluntarily waive the Rule 12b-1 fee for the first year of operations of each Fund.


In adopting the Plan, the Board of Directors concluded that the increased sales of Fund shares that may result from the Plan are reasonably likely to benefit each Fund and its shareholders, over time, by lowering overall Fund expenses per share through economies of scale. The Plan is in effect for an initial one year period, and will remain continuously in effect thereafter, provided that the Board of Directors, including a majority of Rule 12b-1 Directors (described below) annually approves its continuance by votes cast at an in person meeting called for the purpose of voting on the Plan. Rule 12b-1 Directors include those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreements related thereto.

A majority of the Rule 12b-1 Directors must approve any material amendment to the Plan. In addition, the amount payable by a Fund under the Plan may not materially increase without the approval of a majority of the outstanding voting securities of that Fund. The Plan may be terminated at any time, with respect to a Fund, by a majority of the Rule 12b-1 Directors or by a majority of the outstanding voting securities of that Fund.



                           PERFORMANCE INFORMATION


From time to time, each Fund may state its average annual and cumulative total returns in advertisements and sales literature. SUCH PERFORMANCE DOES NOT REPRESENT THE ACTUAL EXPERIENCE OF ANY PARTICULAR INVESTOR, AND IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURN.   Each Fund computes its average annual total
return according to the following formula prescribed by the SEC:

                                      n
                                P(l+T)  = ERV

      Where:

                  P     =     a hypothetical initial investment of $1,000
                  T     =     average annual total return
                  n     =     number of years
                  ERV   =     ending redeemable value of a hypothetical
                              $1,000 investment made at the beginning of the one-, five-, ten-year or shorter period shown

Average annual total return calculations will reflect the deduction of the maximum front-end sales charge from the hypothetical initial $1,000 purchase, and the reinvestment of income dividends and capital gain distributions at net asset value. The calculations will not reflect the deduction for the Rule 12b-1 fee until such charge is actually assessed. Each Fund also may show average annual total return calculations.

CUMULATIVE TOTAL RETURN. Each Fund also may quote its cumulative total return in advertisements and sales literature. Each Fund will compute cumulative total return in a manner similar to average annual total return, except that it will not annualize the results. The SEC has not prescribed a standard formula for computing cumulative total return. Cumulative total return is calculated according to the following formula:

                                C = (ERV/P) -1

      Where:

                  P     =     a hypothetical initial investment of $1,000
                  C     =     cumulative total return
                  ERV   =     ending redeemable value of a hypothetical
                              $1,000 investment made at the beginning of the one-, five-, ten-year or shorter period shown

Cumulative total return calculations will reflect the deduction of the maximum front-end sales charge from the hypothetical initial $1,000 purchase, and the reinvestment of income dividends and capital gain distributions at net asset value. The calculations will not reflect the deduction for the Rule 12b-1 fee until such charge is actually assessed.

OTHER PERFORMANCE QUOTATIONS. Each Fund may, from time to time, quote average annual and cumulative total returns using different assumptions about applicable sales charges.

VOLATILITY. Occasionally, a Fund may include in advertisements and sales literature statistics that show the volatility or risk of an investment in the Fund, as compared to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market, as represented by an index considered representative of the types of securities in which the Fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation measures the variability of net asset value or total return of a Fund around an average over a specified period of time. The greater the standard deviation, the greater the assumed risk in achieving performance.

PERFORMANCE COMPARISONS. To help you better evaluate how an investment in a Fund may satisfy your investment objectives, advertisements and sales materials about a Fund may discuss certain measures of performance as reported by various financial publications. These materials also may compare a Fund's performance to that of other investments, indices, and averages.
See the Appendix for examples of the types of performance comparisons that a Fund may make.



                             FINANCIAL STATEMENTS



Following are (1) the Schedules of Investments for the Monument Series Fund, Inc. as of May 31, 1998, (2) the Statements of Assets and Liabilities as of May 31, 1998, (3) the Statements of Operations as of May 31, 1998, (4) the Statements of Changes in Net Assets as of May 31, 1998, (5) the Financial Highlights as of May 31, 1998 and (6) the Notes to the Financial Statements. These financial statements do not include the Internet Fund which did not commence operations until October 5, 1998.

                                                                     APPENDIX

                           PERFORMANCE COMPARISONS


      Each Fund may compare its performance to the various averages, indices, and investments listed below. In addition, advertisements and sales literature for each Fund may discuss certain performance information set out in the various financial publications listed below.

      1. Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

      2. Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

      3. The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

      4. Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

      5. Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure of total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

      6. CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

      7. Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity Fund.

      8. Value Line Index - an unmanaged index which follows the stock of approximately 1,700 companies.

      9. Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

      10. Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

      11. Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

      12. Russell 3000 Index - composed of 3,000 large U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market. The average market capitalization (as of May 1995) is $1.74 billion.

      13. Russell 2000 Small Stock Index - consists of the smallest 2,000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The average market capitalization (as of May 1995) is $288 million.

      14. Stocks, Bonds, Bills, and Inflation, published by lbbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

      15. Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its class.

      Advertisements also may compare a Fund's performance to the return on certificate of deposits ("CDs") or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. Government. An investment in a Fund is not insured by any federal, state or private entity.

MONUMENT WASHINGTON REGIONAL
GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 1998 (UNAUDITED)

-------------------------------------------------------------------------------------
           NAME OF ISSUER                                                  MARKET
         AND TITLE OF ISSUE                          SHARES                VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS--71.3%
AEROSPACE-DEFENSE 2.3%
     TRW Inc. ....................................       100              $   5,356
                                                                          ---------

COMMERCIAL BANK--4.7%
     Crestar Financial Corporation................       100                  5,744
     First Virginia Bank, Inc. ...................       100                  5,225
                                                                          ---------
                                                                             10,969
                                                                          ---------
BUILDING PRODUCTS--1.3%
     Lafarge Corporation..........................        80                  3,010
                                                                          ---------

COMMERCIAL SERVICES--0.1%
     Sodexho Marriott Services, Inc.(a) ..........         7                    199
                                                                          ---------

COMPUTERS--3.4%
     Compaq Computer Corporation..................       150                  4,097
     3Com Corporation (a).........................       150                  3,806
                                                                          ---------
                                                                              7,903
                                                                          ---------

COMPUTER SERVICES--1.8%
     America Online, Inc..........................        50                  4,166
                                                                          ---------

ELECTRIC--1.0%
     AES Corporation (a)..........................        50                  2,378
                                                                          ---------

ELECTRONICS--1.8%
     Intel Corporation............................        30                  2,143
     Motorola, Inc. ..............................        40                  2,118
                                                                          ---------
                                                                              4,261
                                                                          ---------

FIBER OPTICS--2.2%
     CIENA Corporation (a)........................       100                  5,200
                                                                          ---------

FINANCIAL SERVICES--14.1%
     Capital One Financial Corporation............       120                 11,977
     Fannie Mae...................................       200                 11,975
     Freddie Mac..................................       200                  9,100
                                                                          ---------
                                                                             33,052
                                                                          ---------

HEALTHCARE FACILITIES--4.5%
     HEALTHSOUTH Corporation (a)..................       200                  5,675
     Manor Care, Inc..............................       150                  4,734
                                                                          ---------
                                                                             10,409
                                                                          ---------
(a) Non-income producing securities.

The accompanying notes are an integral part of these financial statements.

MONUMENT WASHINGTON REGIONAL
GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 1998 (UNAUDITED)

-----------------------------------------------------------------------------------
           NAME OF ISSUER                                                MARKET
         AND TITLE OF ISSUE                          SHARES              VALUE
-----------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
HOTEL--4.4%
     Host Marriott Corporation (a)................       300        $         5,775
     Marriott International, Inc..................       130                  4,517
                                                                    ---------------
                                                                             10,292
                                                                    ---------------
MULTIMEDIA--6.4%
     Gannett Co...................................       150                  9,891
     Sinclair Broadcasting Group, Inc.............       200                  5,088
                                                                    ---------------
                                                                             14,979
                                                                    ---------------
OIL--1.7%
     Mobil Corporation............................        50                  3,900
                                                                    ---------------

OFFICE AUTOMATION & EQUIPMENT--2.1%
     Harris Corporation...........................       100                  4,819
                                                                    ---------------

RETAIL TRADE--4.3%
     Circuit City Stores..........................       200                  8,475
     U.S. Office Products Company (a).............       100                  1,694
                                                                    ---------------
                                                                             10,169
                                                                    ---------------
SOFTWARE--10.5%
     Computer Associates International, Inc.......       100                  5,250
     Microsoft Corporation (a)....................       100                  8,481
     Network Associates, Inc. (a).................       100                  6,125
     Oracle Corporation (a).......................       200                  4,725
                                                                    ---------------
                                                                             24,581
                                                                    ---------------
TELECOMMUNICATIONS--2.5%
     Nextel Communications, Inc...................       250                  5,891
                                                                    ---------------

TELEPHONE--1.2%
     LCI International, Inc. (a)..................        75                  2,808
                                                                    ---------------

TRANSPORTATION--1.0%
     CSX Corporation..............................        50                  2,381
                                                                    ---------------

TOTAL COMMON STOCKS
(Cost $168,637)                                                             166,723
                                                                    ---------------

TOTAL INVESTMENTS--(Cost $168,637)--71.3%                                   166,723
OTHER ASSETS LESS LIABILITIES--28.7%                                         67,123
                                                                    ---------------
NET ASSETS--100.00%                                                 $       233,846
                                                                    ===============

(a) Non-income producing securities.

The accompanying notes are an integral part of these financial statements.

MONUMENT WASHINGTON REGIONAL
AGGRESSIVE GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 1998 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------
           NAME OF ISSUER                                                                                 MARKET
         AND TITLE OF ISSUE                                                    SHARES                     VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--84.7%
AEROSPACE--2.5%
     Orbital Sciences Corporation (a)......................................        100               $         4,088
                                                                                                     ---------------

BANK--7.9%
     Columbia Bancorp......................................................        100                         3,550
     Provident Bankshares Corporation......................................        210                         6,563
     Sandy Spring Bancorp, Inc.............................................        100                         3,075
                                                                                                     ---------------
                                                                                                              13,188
                                                                                                     ---------------

BUILDING CONSTRUCTION--1.9%
     NVR, Inc. (a).........................................................        100                         3,212
                                                                                                     ---------------

COMMERCIAL SERVICES--2.6%
     Pharmaceutical Product Development, Inc. (a)..........................        200                         4,250
                                                                                                     ---------------

COMPUTERS - INTEGRATED SYSTEMS--8.7%
     MICROS Systems, Inc. (a)..............................................        100                         5,875
     RWD Technologies, Inc. (a)............................................        200                         4,950
     Wang Laboratories, Inc. (a)...........................................        150                         3,600
                                                                                                     ---------------
                                                                                                              14,425
                                                                                                     ---------------

CONSULTING SERVICES--3.2%
     MAXIMUS, Inc. (a).....................................................        200                         5,325
                                                                                                     ---------------

DATA PROCESSING--3.8%
     Deltek Systems Inc. (a)...............................................        300                         6,337
                                                                                                     ---------------

FOOD - WHOLESALE--1.1%
     Performance Food Group Company (a)....................................        100                         1,875
                                                                                                     ---------------

HEALTHCARE FACILITIES--3.4%
     Integrated Health Services, Inc.......................................        150                         5,578
                                                                                                     ---------------

HOTEL--2.6%
     CapStar Hotel Company (a).............................................        150                         4,388
                                                                                                     ---------------

MEDICAL--15.2%
     Apache Medical Systems, Inc. (a)......................................      1,000                         2,625
     ArQule, Inc. (a)......................................................        200                         2,850
     HCIA, Inc. (a)........................................................        300                         2,475
     Human Genome Sciences, Inc. (a).......................................        200                         7,300
     Medimmune, Inc. (a)...................................................        200                         9,975
                                                                                                     ---------------
                                                                                                              25,225
                                                                                                     ---------------

(a) Non-income producing securities.


The accompanying notes are an integral part of these financial statements.

MONUMENT WASHINGTON REGIONAL
AGGRESSIVE GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 1998 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------
           NAME OF ISSUER                                                                                 MARKET
         AND TITLE OF ISSUE                                                    SHARES                     VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
NETWORKING PRODUCTS--2.3%
     Information Resources Engineering, Inc. (a)...........................        500               $         3,875
                                                                                                      --------------

POLLUTION CONTROL--1.1%
     GTS Duratek, Inc. (a).................................................        160                         1,880
                                                                                                      --------------

SCHOOL--1.9%
     Sylvan Learning Systems, Inc. (a).....................................        105                         3,203
                                                                                                      --------------

SOFTWARE--12.3%
     Axent Technologies, Inc. (a)..........................................        300                         7,388
     Credit Management Solutions, Inc. (a).................................        300                         1,650
     Manugistics Group, Inc. (a)...........................................        400                        11,387
                                                                                                      --------------
                                                                                                              20,425
                                                                                                      --------------

TELECOMMUNICATIONS--14.2%
     COMSAT Corporation....................................................        100                         3,487
     Transaction Network Services, Inc. (a)................................        300                         6,112
     Yurie Systems, Inc. (a)...............................................        400                        14,000
                                                                                                      --------------
                                                                                                              23,599
                                                                                                      --------------
TOTAL COMMON STOCKS
(Cost $142,261)                                                                                              140,873
                                                                                                      --------------

TOTAL INVESTMENTS--(Cost $142,261)--84.7%                                                                    140,873
OTHER ASSETS LESS LIABILITIES--15.3%                                                                          25,504
                                                                                                     ---------------
NET ASSETS--100.0%                                                                                   $       166,377
                                                                                                     ===============

(a) Non-income producing securities.

The accompanying notes are an integral part of these financial statements.

MONUMENT SERIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1998 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------

                                                                                  MONUMENT             MONUMENT
                                                                                 WASHINGTON           WASHINGTON
                                                                                  REGIONAL             REGIONAL
                                                                                   GROWTH             AGGRESSIVE
                                                                                    FUND              GROWTH FUND
                                                                            -----------------------------------------
ASSETS:
Investments in securities, at market value
     (identified cost $168,637,$142,261 respectively)................       $        166,723         $        140,873
Cash ................................................................                 58,350                   17,035
Dividends receivable.................................................                     76                        5
Receivable due from Advisor (Note 3).................................                 79,768                   79,531
Deferred organizational expenses (Note 2)............................                 82,751                   82,751
Prepaid insurance expenses...........................................                  3,115                    3,115
                                                                            ----------------         ----------------
     Total Assets....................................................                390,783                  323,310

LIABILITIES:
Accrued Investment Advisory fees (Note 3)............................                    441                      463
Accrued Director's fees (Note 3).....................................                  5,243                    5,243
Accrued Administration fees (Note 4).................................                 34,510                   34,510
Other accrued expenses...............................................                 26,800                   26,774
Payable to Investment Advisor for organizational expenses............                 89,943                   89,943
                                                                            ----------------         ----------------
     Total Liabilities...............................................                156,937                  156,933
                                                                            ----------------         ----------------
NET ASSETS...........................................................       $        233,846         $        166,377
                                                                            ================         ================

NET ASSETS CONSIST OF:

Paid-in capital......................................................       $        233,417         $        162,707
Undistributed net investment income..................................                    206                       50
Accumulated net realized gain on investments.........................                  2,137                    5,008
Net unrealized depreciation on investments...........................                 (1,914)                  (1,388)
                                                                            ----------------         ----------------
NET ASSETS...........................................................       $        233,846         $        166,377
                                                                            ================         ================

NET ASSET VALUE PER SHARE

Net asset value per share of beneficial interest outstanding                          $10.75                   $11.33
     Maximum sales charge                                                              4.75%                    4.75%
Maximum offering price per share of
     beneficial interest outstanding ($10.75/0.9525 and
     $11.33/0.9525)                                                                   $11.29                   $11.90
Total shares outstanding at end of period                                             21,754                   14,688


The accompanying notes are an integral part of these financial statements.

MONUMENT SERIES FUND, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 6, 1998* TO MAY 31, 1998 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------

                                                                                  MONUMENT             MONUMENT
                                                                                 WASHINGTON           WASHINGTON
                                                                                  REGIONAL             REGIONAL
                                                                                   GROWTH             AGGRESSIVE
                                                                                    FUND              GROWTH FUND
                                                                            -----------------------------------------
INVESTMENT INCOME:
Dividends............................................................       $            206         $             50
                                                                            ----------------         ----------------
                                                                                         206                       50
                                                                            ----------------         ----------------
EXPENSES:
Investment advisory fees (Note 3)....................................                    441                      463
12b-1fees (Note 3)...................................................                    220                      231
Administration fees (Note 4).........................................                 34,510                   34,510
Custody and Accounting fees..........................................                 17,540                   17,574
Professional fees....................................................                 10,006                   10,006
Transfer agent fees..................................................                  9,027                    9,027
Organizational fees (Note2)..........................................                  7,192                    7,192
Directors fees.......................................................                  5,243                    5,243
Registration fees....................................................                  1,845                    1,845
Other expenses.......................................................                  4,027                    4,027
                                                                            ----------------         ----------------
     Total expenses before reimbursements and waivers................                 90,051                   90,118
                                                                            ----------------         ----------------
     Expenses reimbursed by the
          Investment Advisor (Note 3)................................                (89,599)                 (89,522)
                                                                            -----------------        -----------------
     Fees waived by the Distributor (Note 3).........................                   (220)                    (231)
                                                                            ----------------         ----------------
     Fees paid indirectly (Note 2)...................................                   (232)                    (365)
                                                                            ----------------         -----------------
     Expenses, net of reimbursements and waivers.....................                      0                        0
                                                                            ----------------         ----------------


NET INVESTMENT INCOME................................................                    206                       50
                                                                            ----------------         ----------------



REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.....................................                  2,137                    5,008
                                                                            ----------------         ----------------
Net change in unrealized depreciation on investments.................                 (1,914)                  (1,388)
                                                                            ----------------         ----------------
Net gain on investments..............................................                    223                    3,620
                                                                            ----------------         ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................       $            429         $          3,670
                                                                            ================         ================

* Commencement of investment operations.


The accompanying notes are an integral part of these financial statements.

MONUMENT SERIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD JANUARY 6, 1998* TO MAY 31, 1998 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------

                                                                                  MONUMENT             MONUMENT
                                                                                 WASHINGTON           WASHINGTON
                                                                                  REGIONAL             REGIONAL
                                                                                   GROWTH             AGGRESSIVE
                                                                                    FUND              GROWTH FUND
                                                                            -----------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income...........................................            $             206        $             50
Net realized gain on investments................................                        2,137                   5,008
Net change in unrealized depreciation on investments............                       (1,914)                 (1,388)
                                                                            -----------------        ----------------
     Net increase in net assets resulting
       from operations..........................................                          429                   3,670
                                                                            -----------------        ----------------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold.......................................                      184,006                 115,659
Cost of redemptions.............................................                       (1,089)                 (2,452)
                                                                            -----------------        ----------------
     Net increase in net assets from Fund
       share transactions.......................................                      182,917                 113,207
                                                                            -----------------        ----------------

     Net increase in net assets.................................                      183,346                 116,877

NET ASSETS:
Beginning of period.............................................                       50,500                  49,500
                                                                            -----------------        ----------------
End of period...................................................            $         233,846        $        166,377
                                                                            =================        ================

Including undistributed net investment income...................            $             206        $             50
                                                                            =================        ================

*Commencement of investment operations.



The accompanying notes are an integral part of these financial statements.

MONUMENT SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF STOCK OUTSTANDING FOR THE PERIOD
JANUARY 6, 1998* THROUGH MAY 31, 1998 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------

                                                                                  MONUMENT             MONUMENT
                                                                                 WASHINGTON           WASHINGTON
                                                                                  REGIONAL             REGIONAL
                                                                                   GROWTH             AGGRESSIVE
                                                                                    FUND              GROWTH FUND
                                                                            -----------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................            $           10.00        $          10.00
                                                                            -----------------        ----------------
     Net investment income (1)..................................                         0.01                    0.00
     Net realized and unrealized gain on
        investments.............................................                         0.74                    1.33
                                                                            -----------------        ----------------
Net increase from investment operations.........................                         0.75                    1.33
                                                                            -----------------        ----------------
Net asset value, end of period..................................            $           10.75        $          11.33
                                                                            =================        ================

TOTAL INVESTMENT RETURN (2).....................................                         7.50%                  13.30%
                                                                            =================        ================

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets (3).....................                         0.00%                   0.00%
Ratio of expenses before fees and expenses waived and
     reimbursed by the Advisor and
     Distributor to average net assets (3)......................                       204.97%                 194.92%
Ratio of net investment income to
     average net assets (3).....................................                         0.47                    0.11
Portfolio turnover .............................................                           21%                     20%
Net assets, end of period (in thousands) .......................            $             234         $           166



--------------------------------------------------------------------------------

* Commencement of investment operations.

(1) Net investment income is after reimbursement and waiver of fees by the Investment Advisor and Distributor (See Note 3 to the financial statements). Had the Investment Advisor and Distributor not undertaken to reimburse and waiver expenses, net investment income per share would have been $(4.13) and $(6.13) for the Growth Fund and the Aggressive Growth Fund, respectively, for the period ended May 31, 1998.

(2) Total return figures are not annualized and exclude sales charges. Total return figures would have been lower if expenses and fees had not been waived and reimbursed by the Investment Advisor and Distributor.

(3) Annualized.

MONUMENT SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

1.  ORGANIZATION AND FUND DESCRIPTION

Monument Series Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940. It was incorporated under the laws of the State of Maryland on April 7, 1997. The Fund currently consists of the Monument Washington Regional Growth Fund ("Growth Fund") and the Monument Washington Regional Aggressive Growth Fund ("Aggressive Growth Fund") (each a "Fund"; collectively the "Funds"). Prior to January 6, 1998 the Funds have had no operations other than those related to organizational matters and the sale and issuance of initial shares (5,050 for the Growth Fund and 4,950 for the Aggressive Growth Fund) to shareholders. Each Fund represents a separate series of shares of common stock of the Monument Series Fund, Inc., a newly organized mutual fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates: The process of preparing financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Investment Valuation: Equity securities listed on an established securities exchange or on the NASDAQ National Market System are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale, at the mean between the closing bid and asked price on that day. Over-the-counter portfolio securities are valued at the mean between the last bid and asked prices based upon quotes furnished by market markers for such securities. Exchange listed convertible debt securities are valued at the mean between the last bid and asked prices obtained from broker-dealers or a comparable alternative, such as Bloomberg or Telerate.

Other securities for which market quotes are readily available are valued at the current market price, which may be obtained from a pricing service. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board of Directors.

Investment Transactions: All securities are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

Organization Expenses:
All organizational expenses incurred in connection with the organization and initial registration were paid by Monument Advisors, Inc. However, the Funds will reimburse the investment advisor for such cost. Organizational Costs will be deferred and amortized on a straight-line basis over a period of sixty months from the date the Funds commenced investment operations. The Funds have agreed with the Investment Advisor that if any of the initial shares of the Funds are redeemed during the amortization period, the Funds will reduce the redemption proceeds for the then unamortized organizational expenses in the same ratio as the number of redeemed shares bears to the number of initial shares at the time of such redemption.

Federal Income Taxes:
Each Fund is treated as a separate entity for federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a federal income excise tax.

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Dividend and Distribution to Shareholders:
The Fund intends to pay an annual dividend to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Fees Paid Indirectly:
Funds leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statement of Operations report gross custody expense, and reflect the amount of such credit as a reduction in total expenses, of $232 and $365, for the Growth Fund and Aggressive Growth Fund, respectively.

3.  RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
Monument Advisors, Ltd. ("Monument Advisors"), a wholly-owned subsidiary of the Monument Group, Inc. has been retained under an Investment Advisory Agreement (the "Advisory Agreement") with the Funds, to supervise the management and the investment program of the Fund. As full compensation for its services under the Agreement, each Fund will pay the Advisor a monthly fee, equal to an annualized rate of 1.00% of the monthly average net assets of such Fund through $50 million in net assets; 0.75% of the monthly average net assets of such Fund greater than $50 million through $100 million in net assets; and 0.625% of the average monthly net assets exceeding $100 million in net assets.

Each Fund has approved a Plan of Distribution pursuant to Rule 12b-1 providing for the payment of a maximum distribution fee, equal to 0.50% of its average daily net assets, to Monument Distributors, Inc. ("Monument Distributors") the principal underwriter for each Fund. Monument Distributors have agreed to waiver the distribution fee for the first twelve months of operations. For the period ended May 31, 1998, the Monument Distributors waived $451.

Each Director who is not an interested person of the Company receives as compensation for serving on the Board of Directors an annual fee of $2,000 plus a fee of $500 per day for attendance at any meeting of the Board of Directors.

The Advisor has voluntarily agreed to pay all operating expenses of the Growth Fund and the Aggressive Growth Fund. For the period ending May 31, 1998 Monument Advisors have reimbursed the Funds $89,831 and $89,887, respectively. This voluntary reimbursement may be terminated at any time without notice.

4.  ADMINISTRATION AGREEMENT
State Street Bank and Trust Company has agreed to provide certain administrative services to each Fund pursuant to an administration agreement, dated October 31, 1997 ("Administration Agreement"). The Administrator provides services to the Fund that relate to administration, operations and compliance. For its services under the Administration Agreement, State Street receives from each Fund a monthly fee equal to an annualized rate of 0.10% of the Fund's average daily net assets or an annual fee of $85,000, whichever is greater.

5.  INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of investments, excluding all short-term securities for the Funds, for the period ended May 31, 1998 were as follows:

                                                         Non-U.S.            U.S.            Non-U.S.           U.S.
                                                        Government        Government        Government       Government
                                                         Purchases        Purchases           Sales             Sales
                                                      ---------------------------------------------------------------------
          Growth Fund..........................       $  183,301       $            --   $  16,687         $            --
          Aggressive Growth Fund...............       $  152,827       $            --   $  15,574         $            --

The identified cost of investments in securities owned by the Funds for federal income tax purposes and their respective gross unrealized appreciation and depreciation at May 31, 1998 were as follows:


5.  INVESTMENT TRANSACTIONS (CONTINUED)

                                                                            Gross             Gross              Net
                                                        Identified        Unrealized        Unrealized       Unrealized
                                                           Cost          Appreciation      Depreciation     Depreciation
                                                      ---------------------------------------------------------------------
          Growth Fund..........................       $  183,301       $  7,203,         $  9,117          $  (1,914)
          Aggressive Growth Fund...............       $  152,827       $  12,156         $  13,544         $  (1,388)

6.  FUND SHARE TRANSACTIONS
The Fund is authorized to issue 2,000,000,000 shares of $.001 par value capital stock. Transactions in shares were as follows:

                                        MONUMENT                   MONUMENT
                                       WASHINGTON                 WASHINGTON
                                        REGIONAL                   REGIONAL
                                       GROWTH FUND          AGGRESSIVE GROWTH FUND
                                      PERIOD ENDED               PERIOD ENDED
                                     MAY 31, 1998 *             MAY 31, 1998 *
                                    -----------------        ------------------

    Shares sold..................            16,806                    9,954
    Shares redeemed..............              (102)                    (216)
                                      -------------           --------------
    Net increase.................            16,704                    9,738
                                      =============           ==============

* For the period January 6, 1998 (commencement of investment operations) through May 31, 1998.

7.  SHARES OF BENEFICIAL INTEREST
At May 31, 1998, certain shareholders were record owners of more than 10% of total outstanding shares of the following Funds:

                                            NUMBER OF                  PERCENTAGE OF
NAME OF PORTFOLIO                           SHAREHOLDERS               SHARES OWNED
-----------------                           ------------               ------------

Growth Fund                                          2                         63%
Aggresive Growth Fund                                1                         13%

                       REGISTRATION STATEMENT ON FORM N-1A
                           PART C - OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits
(a)      List of Financial Statements

1.       Part A.  Not Applicable.

2.       Part B.  The Registrant's Statement of Assets and Liabilities (showing the Registrant's initial capitalization), and the report of the Company's independent auditor's thereon, is filed herewith.

(b)      Exhibits:

         Exhibit
         No.      Description of Exhibits

         (1)(a)   Articles of Incorporation of Monument Series Fund, Inc.*/

         (1)(b)   Articles of Amendment to Articles of Incorporation of Monument Series Fund, Inc.(Degree)

         (1)(c)   Articles of Amendment to Articles of Incorporation of Monument Series Fund, Inc. (to be filed by amendment.)

         (2)      Bylaws of Monument Series Fund, Inc. */

         (3)      Not Applicable.

         (4)      Not Applicable.

         (5)(a)   Investment Advisory Agreement dated October 20, 1997 by and between Monument Series Fund, Inc.
                  and Monument Advisors, Ltd.<>

         (5)(b)   Form of Amendment to the Investment Advisory Agreement by and between Monument Series Fund,
                  Inc. and Monument Advisors, Ltd. (to be filed by amendment.)
         (6)(a)   Distribution Agreement dated November 27, 1997 by and between Monument Series Fund, Inc. and
                  Monument Distributors, Inc.<>

         (6)(b)   Form of Distribution Agreement by and between Monument Series Fund, Inc. and Monument
                  Distributors, Inc. (to be filed by amendment.)

------------------------

*/ Previously filed with the initial filing, on April 30, 1997, of this Registration Statement.

(Degree) Previously filed with Pre-Effective Amendment No. 1 to the Fund's Registration Statement on October 21, 1997.

<> Previously filed with Pre-Effective Amendment No. 2 to the Fund's
Registration Statement on December 22, 1997.

         (7)      Not Applicable.

         (8)(a)   Custody and Investment Accounting Agreement dated November 2, 1997 by and between Monument
                  Series Fund, Inc. and Investors Fiduciary Trust Company.<>

         (8)(b)   Form of Amendment to the Custody Agreement by and between Monument Series Fund, Inc. and
                  Investors Fiduciary Trust Company (to be filed by amendment).

         (8)(c)   Form of Custody and Investment Accounting Agreement by and between Monument Series Fund, Inc.
                  and Star Bank, N.A. (to be filed by amendment.)

         (9)(a)   Transfer Agency and Service Agreement dated October 31, 1997, by and between Monument Series
                  Fund, Inc. and State Street Bank and Trust Company.<>

         (9)(b)   Administration Agreement dated October 31, 1997, by and between Monument Series Fund, Inc. and
                  State Street Bank and Trust Company.<>

         (9)(c)   Form of Amendment to the Transfer Agency and Service Agreement by and between Monument Series
                  Fund, Inc. and State Street Bank and Trust Company (to be filed by amendment.)

         (9)(d)   Form of Amendment to the Administration Agreement by and between Monument Series Fund, Inc. and
                  State Street Bank and Trust Company (to be filed by amendment.)

         (9)(e)   Form of Administration Agreement by and between Monument Series Fund, Inc. and Commonwealth
                  Shareholder Services, Inc. (to be filed by amendment.)

         (9)(f)   Form of Transfer Agency and Service Agreement by and between Monument Series Fund, Inc. and
                  Fund Services, Inc. (to be filed by amendment.)

         (9)(g)   Form of Accounting Services Agreement by and between Monument Series Fund, Inc. and
                  Commonwealth Fund Accounting (to be filed by amendment.)

         (10)     Opinion and Consent of Counsel as to the legality of the securities being registered (to be filed by amendment).

         (11)     Consent of Independent Auditors (to be filed by amendment).

         (12)     Not Applicable.

         (13)(a)  Subscription Agreement, dated November 17, 1997, by and between Monument Series
                  Fund, Inc. and The Monument Group, Inc.<>

--------------------------

*/ Previously filed with the initial filing, on April 30, 1997, of this Registration Statement.

(Degree) Previously filed with Pre-Effective Amendment No. 1 to the Fund's Registration Statement on October 21, 1997.

<> Previously filed with Pre-Effective Amendment No. 2 to the Fund's
Registration Statement on December 22, 1997.

         (13)(b) Subscription Agreement, dated December 11, 1997, by and between Monument Series Fund,
                 Inc. and The Monument Group.<>

         (13)(c) Subscription Agreement, dated December 12, 1997, by and between Monument Series
                 Fund, Inc. and The Monument Group, Inc.<>

         (13)(d) Subscription Agreement, dated November 26, 1997, by and between Monument Series
                 Fund, Inc. and David A. Kugler.<>

         (13)(e) Subscription Agreement, dated November 21, 1997, by and between Monument Series
                 Fund, Inc. and Herbert Klein, III<>

         (13)(f) Subscription Agreement, dated December 5, 1997, by and between Monument Series
                 Fund, Inc. and Herbert Klein, III.<>

         (13)(g) Subscription Agreement, dated November 18, 1997, by and between Monument Series
                 Fund, Inc. and John H. Vivadelli.<>

         (13)(h) Subscription Agreement, dated November 18, 1997, by and between Monument
                 Series Fund, Inc. and John C. Siewers, II.<>

         (13)(i) Subscription Agreement, dated November 24, 1997, by and between Monument
                 Series Fund, Inc. and Francine and Brian Carb.<>

         (13)(j) Subscription Agreement, dated November 25, 1997, by and between Monument Series Fund,
                 Inc. and Richard E. and Sarah H. Collier.<>

         (13)(k) Subscription Agreement, dated  November 26, 1997, by and between Monument Series
                 Fund, Inc. and G. Frederic  White, III.<>

         (13)(l) Subscription Agreement, dated December 2, 1997, by and between Monument
                 Series Fund, Inc. and Victor H. Dates.<>

         (13)(m) Subscription Agreement, dated December 3, 1997, by and between Monument Series
                 Fund, Inc. and Heather and Thomas Young.<>

         (13)(n) Subscription Agreement, dated December 5, 1997, by and between Monument Series
                 Fund, Inc. and Janine and Jeff Coyle.<>

         (13)(o) Subscription Agreement, dated December 5, 1997, by and between Monument Series
                 Fund, Inc. and Paul E. Raposo.<>

----------------------

*/ Previously filed with the initial filing, on April 30, 1997, of this Registration Statement.

(Degree) Previously filed with Pre-Effective Amendment No. 1 to the Fund's Registration Statement on October 21, 1997.

<> Previously filed with Pre-Effective Amendment No. 2 to the Fund's
Registration Statement on December 22, 1997.

         (13)(p) Subscription Agreement, dated December 5, 1997, by and between Monument Series
                 Fund, Inc. and Lynda F. Williams.<>

         (13)(q) Subscription Agreement, dated December 5, 1997, by and between Monument Series
                 Fund, Inc. and Jason  Alexander.<>

         (13)(r) Subscription Agreement, dated December 10, 1997, by and between Monument Series Fund,
                 Inc. and Alexander C. Cheung.<>

         (13)(s) Subscription Agreement, dated December 11, 1997, by and between Monument Series
                 Fund, Inc. and George DeBakey.<>

         (14)    Not Applicable.

         (15)(a) Plan of Distribution dated October 27, 1997 Pursuant to Rule 12b-1.(Degree)

         (15)(b) Form of Amended Plan of Distribution Pursuant to Rule 12b-1 (to be filed by amendment)

         (16)    Not Applicable.

         (17)    The Financial Data Schedule required to be filed pursuant to Form N-1A, Item 24(b)(17) (to be filed by amendment).

         (18)    Not Applicable.


*/ Previously filed with the initial filing, on April 30, 1997, of this Registration Statement.

(Degree) Previously filed with Pre-Effective Amendment No. 1 to the Fund's Registration Statement on October 21, 1997.

<> Previously filed with Pre-Effective Amendment No. 2 to the Fund's
Registration Statement on December 22, 1997.

ITEM 25. Persons Controlled by or Under Common Control with Registrant

     To be filed by amendment.


ITEM 26. Number of Holders of Securities

As of June 10, 1998, the number of holders of securities were as follows:

Monument Washington Regional Growth                   29
Monument Washington Aggressive Growth                 30
Monument Internet Fund                                0
Monument Convertible Fund                             0

ITEM 27. Indemnification

         Under Section 2-418 of Maryland General Corporation Law, a corporation may indemnify certain Directors, officers, employees, or agents. Consistent with Maryland law, Article Seventh of Registrant's Articles of Incorporation ("Articles") permits it to indemnify its Directors and officers to the fullest extent permitted by law. In addition, Section 10 of Registrant's By-Laws permits it to insure and indemnify its Directors, officers, employees and agents to the fullest extent permitted by law. The above-cited provisions of Registrant's Articles and By-Laws, which were filed with the initial filing of this Registration Statement, are incorporated by reference into this Item.

         The Registrant has entered into agreements with various service providers, pursuant to which Directors, officers and employees of the Registrant have been indemnified, to the extent permitted by applicable law. These agreements have been filed as exhibits to this Registration Statement, and are hereby incorporated by reference into this Item to the extent necessary.

         Insofar as indemnification for liabilities arising under Securities Act of 1933 (the "1933 Act") may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 28. Business and Other Connections of Investment Adviser

         Monument Advisors, Ltd. ("Advisors"), the Registrant's investment adviser, located at 8377 Cherry Lane, Laurel, Maryland 20707-4831, acts as manager or adviser to qualified individuals, retirement plans, charitable foundations and trusts. David A. Kugler and Herbert Klein, III are both officers of Advisors. Mr. Kugler was an account executive for Paine Webber, Inc., located at 100 East Pratt Street, Baltimore, Maryland 21202, from September 1994 through January 1997. Mr. Kugler now serves as President of The Monument Group, Inc., Monument Distributors, Inc., and the Registrant, in addition to Advisors. Mr. Klein worked as a managing associate at Coopers & Lybrand, LLP, located in Arlington, VA, from 1995 into 1997, and during 1997 was a consultant for the Highland Group, located in North Potomac, MD, which specializes in operational aspects of mergers and acquisitions. In 1998, Mr. Klein joined V Technologies, Inc. in Richmond, VA, was Senior Vice President and Chief Operating Officer. In addition, Mr. Klein now serves as Secretary of The Monument Group, Inc., and Monument Distributors, Inc., and Vice President and Secretary of the Registrant, in addition to Secretary of Advisors. The principal business address for each of the Monument entities listed above is identical to that of Advisors.

ITEM 29. Principal Underwriters

         (a)      Not applicable.

         (b) Following is certain information concerning Directors and executive officers of Monument Distributors, Inc.


====================================================== ===================================== =======================
                                                            POSITION AND OFFICES WITH        POSITION AND OFFICES
        NAME AND PRINCIPAL BUSINESS ADDRESS*                       UNDERWRITER                  WITH REGISTRANT
------------------------------------------------------ ------------------------------------- -----------------------
                                                                                               Director, President
David A. Kugler                                        Director, President and Treasurer         and Treasurer
------------------------------------------------------ ------------------------------------- -----------------------
                                                                                               Vice President and
Herbert Klein, III                                     Secretary                                   Secretary
====================================================== ===================================== =======================

         * The principal business address of David A. Kugler and Herbert Klein, III is 8377 Cherry Lane, Laurel, Maryland 20707.


         (c)      Not applicable.


ITEM 30. Location of Accounts and Records

         The following entities prepare, maintain and preserve the records required by Section 31(a) of the 1940 Act for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such records will be maintained on behalf of the Registrant for the periods prescribed by the rules and regulations of the Commission under the 1940 Act and that such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request:

                  (1)      Monument Advisors, Ltd.
                           8377 Cherry Lane
                           Laurel, Maryland  20707

                  (2)      Investors Fiduciary Trust Company
                           127 West 10th Street
                           Kansas City, Missouri  64105

                  (3)      State Street Bank and Trust Company
                           225 Franklin Street
                           Boston, Massachusetts  02110

                  (4)      Monument Distributors, Inc.
                           8377 Cherry Lane
                           Laurel, Maryland  20707

ITEM 31. Management Services

         Not Applicable.


ITEM 32. Undertakings

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

                                    SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Registrant has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Laurel and the State of Maryland on the 29th day of September, 1998.



                                    MONUMENT SERIES FUND, INC.



                                    BY:   /s/ DAVID A. KUGLER
                                          --------------------------

                                          David A. Kugler
                                          President
                                          MONUMENT SERIES FUND, INC.

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



      (SIGNATURE)                 (TITLE)                          (DATE)
/s/ DAVID A. KUGLER        Director, President                September 29, 1998
-----------------------    (Principal Executive
David A. Kugler            Officer) and Treasurer
                           (Principal Financial Officer and
                           Principal Accounting
                           Officer)